                        THE ADVISORS' INNER CIRCLE FUND

                        CLOVER CAPITAL EQUITY VALUE FUND

                        CLOVER CAPITAL FIXED INCOME FUND

                         ANNUAL REPORT TO SHAREHOLDERS

                             AS OF OCTOBER 31, 1995

  THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR
                              EACH FUND DESCRIBED.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
CLOVER CAPITAL MANAGEMENT, INC.

CLOVER CAPITAL EQUITY VALUE FUND

The Clover Capital Equity Value Fund utilizes a research driven, value oriented approach to equity investing. The Fund invests in equity and convertible securities which possess favorable valuation attributes relative to the stock market averages or the valuation characteristics of the company's stock in past years. Valuations are measured by a stock's price relative to the company's per share cash flows, revenues, book value, earnings and its liquidation value on the private market. Earnings and cash flow are normalized in the case of companies where improvements in profit margins are anticipated.

For the fiscal year ended October 31, 1995, the Equity Value Fund enjoyed a total return of 21.3% versus a total return of 26.4% for the Standard & Poor's Corporate Composite 500 Stock Price Index ("S&P 500 Index"). In this period, equity markets enjoyed dramatic price gains due to an optimal environment of rising earnings, falling interest rates and substantial merger and acquisition activity. Growth sectors, such as technology and pharmaceuticals, were stock market leaders. Financial stocks also experienced exceptional returns as merger activity bloomed in every sector of the banking industry. Cyclical industries underperformed the market in general as earnings flattened and investors searched for more recession-proof, secular growth plays.

The Fund's performance was lead by fundamental improvements among several of its computer software and service holdings. Additional gains were provided by an eclectic group of holdings from the airline, super market and utility industries. Lagging performance in the medical services, retail and consumer services industries along with the relatively high average cash balances contributed to the Fund's performance shortfall versus the stock market indices for the fiscal year ended October 31, 1995.

Since the end of 1991, prevailing valuations in the stock market averages have persisted at or near record levels without a meaningful correction. The Fund will continue to look patiently for good opportunities among the lower value, out-of-favor groups in the market. At present, investor pessimism and uncertainty is evident in the low valuations accorded to the retail sector and medical services industries. Selections from these two groups compose the Fund's largest holdings and additional selections may be added if the valuation discounts to the market averages persists. Buying opportunities are also expected in the specialty chemical and economically sensitive industry groups as the year progresses. The overall stock market is unlikely to retain 1995's vigor, and as always, selectivity remains the key to negotiating potentially difficult future market environments.

       Comparison of Change in the Value of a $10,000 investment in the
              Advisors' Inner Circle Clover Capital Equity Value
                        Fund, versus the S&P 500 Index

                             [GRAPH APPEARS HERE]

                        ------------------------------
                        Average Annual Total Return/1/
                        ------------------------------
                                             Since
                        One Year    3 Year  Inception
                        ------------------------------
                          21.25%    18.27%   15.29%
                        ------------------------------

          A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Clover Capital Equity Value Fund from December 31, 1991 through October 31, 1995 as compared with the growth of a $10,000 investment in the S&P 500 Index. The plot points used to draw the line graph were as follows:

Period Ended           Growth of $10,000 Invested    Growth of $10,000 Invested
                       in the Clover Capital Equity  in the S&P 500 Index
                       Value Fund
12/31/91               $10,000                       $10,000
10/31/92                 9,938                        10,282
10/31/93                11,511                        11,818
10/31/94                13,560                        12,273
10/31/95                16,442                        15,517

/1/ These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
CLOVER CAPITAL MANAGEMENT, INC.

CLOVER CAPITAL FIXED INCOME FUND

The Clover Capital Fixed Income Fund produced a total rate of return for the fiscal year ended October 31, 1995 of 15.3%, slightly underperforming the total return of 15.8% posted by the Merrill Lynch Corporate-Government Mortgage Bond Index ("Merrill Lynch CGMB Index").

For the fiscal year, interest rates, which had risen in dramatic fashion in the prior fiscal year, reversed course and began to decline. Yields on two year Treasury notes declined nearly 1.25% during the period to end at 5.61%. Ten year Treasury issues had their yields reduced from 7.81% at the beginning of the fiscal year to 6.02%. Long term bond yields, measured by the thirty year Treasury also posted a sharp decline from 7.97% to 6.33% at year end. The rally in the bond market began in the second calendar quarter of 1995 when several economic reports gave evidence that the U.S. Federal Reserve Board's tight money policy had succeeded in slowing the growth rate of the U.S. economy. It was confirmed by the Fed itself on July 6, 1995 when it lowered the target rate on overnight Federal Funds from 6% to 5 3/4%.

On a sector basis, the corporate bond market posted the best returns for the year with a total return of 18.45%. The government bond sector recorded a total return of 15.41% and the mortgage sector came in last place with a still healthy 14.94%.

The Fund's slight underperformance relative to the benchmark Merrill Lynch CGMB Index, for the fiscal year ended October 31, 1995, resulted primarily from the increased exposure to government bonds as compared to corporate bonds. The Fund managers believe that the slowdown that is evident in the economic data released over the past several months, combined with historically narrow yield spreads between corporate and Treasury issues, will result in improved relative performance of the government sector. Although this strategy has had a slightly negative effect on both the current yield and returns over the past year it is the managers' belief that this strategy will provide superior relative returns in future periods.

Going forward, the Fund continues to operate as a market risk bond portfolio targeting sectors where we see value and attempting to avoid sectors and credits where risk does not justify participation while maintaining an intermediate maturity structure at all times.

       Comparison of Change in the Value of a $10,000 investment in the Advisors' Inner Circle Clover Capital Fixed Income Fund, versus the Merrill Lynch Corporate-Government Mortgage Bond Index

                             [GRAPH APPEARS HERE]

                        ------------------------------
                        Average Annual Total Return/1/
                        ------------------------------
                                            Since
                         Once Year  3 Year  Inception
                        ------------------------------
                           15.27%    8.05%    8.28%
                        ------------------------------


         A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Clover Capital Fixed Income Fund from December 31, 1991 through October 31, 1995 as compared with the growth of a $10,000 investment in the Merrill Lynch Corporate/Government/Mortgage Bond Index. The plot points used to draw the line graph were as follows:


Period Ended    Growth of $10,000 Invested      Growth of $10,000 Invested
                in the Clover Capital Fixed     in the Merrill Lynch Corporate/
                Income Fund                     Government/Mortgage Bond Index
12/31/91        $10,000                         $10,000
10/31/92         10,582                          10,596
10/31/93         12,002                          11,869
10/31/94         11,582                          11,440
10/31/95         13,350                          13,248


/1/ These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of
Clover Capital Equity Value Fund and
Clover Capital Fixed Income Fund of
The Advisors' Inner Circle Fund:

We have audited the accompanying statements of net assets of Clover Capital Equity Value Fund and Clover Capital Fixed Income Fund (two of the funds constituting The Advisors' Inner Circle Fund) as of October 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clover Capital Equity Value Fund and Clover Capital Fixed Income Fund of The Advisors' Inner Circle Fund as of October 31, 1995, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, PA
December 5, 1995

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                         Market
                                                                          Value
CLOVER CAPITAL EQUITY VALUE FUND                                 Shares   (000)

--------------------------------------------------------------------------------
COMMON STOCK -- 73.7%
 AIR TRANSPORTATION -- 3.2%
  United Air Lines Par $0.01*...................................   9,400 $ 1,653
                                                                         -------
 BAKERY PRODUCTS -- 5.4%
  Interstate Bakeries...........................................  50,000   1,069
  United Biscuits Holdings ADR.................................. 400,000   1,724
                                                                         -------
                                                                           2,793
                                                                         -------
 CHEMICALS -- 2.6%
  Fuller H.B....................................................   5,000     158
  OM Group......................................................  40,000   1,160
                                                                         -------
                                                                           1,318
                                                                         -------
 COMMUNICATIONS EQUIPMENT -- 2.8%
  California Microwave*.........................................  65,000   1,430
                                                                         -------
 COMPUTERS & SERVICES -- 11.8%
  Gtech Holdings*...............................................  50,000   1,225
  Marcam*....................................................... 135,100   2,026
  Policy Management Systems*....................................  19,000     895
  Sungard Data Systems*.........................................  70,600   1,942
                                                                         -------
                                                                           6,088
                                                                         -------
 ELECTRICAL SERVICES -- 3.4%
  Sierra Pacific Resources......................................  75,000   1,753
                                                                         -------
 ENTERTAINMENT -- 5.7%
  King World Productions*.......................................  85,000   2,964
                                                                         -------
 MACHINERY -- 0.7%
  Binks Manufacturing...........................................  15,104     372
                                                                         -------
 MEDICAL PRODUCTS & SERVICES -- 12.4%
  Caremark International........................................ 155,000   3,197
  Horizon/CMS Healthcare*.......................................  53,970   1,094
  Salick Health Care*...........................................  27,500   1,000
  Tenet Healthcare*.............................................  61,000   1,090
                                                                         -------
                                                                           6,381
                                                                         -------
 MISCELLANEOUS BUSINESS SERVICES -- 1.7%
  Advo Systems..................................................  16,400     418
  Ideon Group...................................................  50,000     444
                                                                         -------
                                                                             862
                                                                         -------
 PHARMACEUTICALS -- 1.0%
  Mallinckrodt Group............................................  15,000     521
                                                                         -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                              Shares/Face Market
                                                                Amount     Value
CLOVER CAPITAL EQUITY VALUE FUND (Continued)                     (000)     (000)

---------------------------------------------------------------------------------
COMMON STOCK (Concluded)
 PRINTING & PUBLISHING -- 1.8%
  American Greetings.........................................    30,000   $   945
                                                                          -------
 RETAIL -- 13.9%
  Cash America International.................................   125,000       641
  Kroger*....................................................    50,000     1,669
  Melville...................................................    60,000     1,918
  Pier 1 Imports.............................................    89,250       859
  Service Merchandise*.......................................   200,000     1,075
  TJX........................................................    75,000     1,013
                                                                          -------
                                                                            7,175
                                                                          -------
 RUBBER & PLASTIC -- 3.2%
  Hanna (M.A.)...............................................    65,000     1,666
                                                                          -------
 SEMI-CONDUCTORS/INSTRUMENTS -- 4.1%
  Amphenol*..................................................    75,000     1,622
  IEC Electronics*...........................................    54,500       497
                                                                          -------
                                                                            2,119
                                                                          -------
TOTAL COMMON STOCK (Cost $34,051,501)........................              38,040
                                                                          -------
U. S. GOVERNMENT FLOATING RATE AGENCIES -- 6.7%
 FHLB
  4.373%, 02/14/97 (coupon indexed to the one month 11th Dis-
   trict COFI minus .76%) (A)................................   $ 1,000       975
  5.740%, 02/14/97 (coupon indexed to the three month T-bill
   plus .15%) (A)............................................     1,000       998
 FNMA
  5.55%, 06/02/99 (A)........................................     1,500     1,485
                                                                          -------
TOTAL U. S. GOVERNMENT FLOATING RATE AGENCIES
 (Cost $3,466,408)...........................................               3,458
                                                                          -------
REAL ESTATE INVESTMENT TRUST -- 4.3%
 Manufactured Home Communities...............................        75     1,238
 Meditrust...................................................         9       312
 Storage Equities Pfd Convertible to 1.6835 shares...........        22       670
                                                                          -------
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $2,045,000).........               2,220
                                                                          -------
CORPORATE OBLIGATIONS -- 2.8%
 Canandiagua Wine
  8.750%, 12/15/03...........................................       500       498
 Service Merchandise Callable 12/15/97 @ 104.50
  9.000%, 12/15/04...........................................     1,163       947
                                                                          -------
TOTAL CORPORATE OBLIGATIONS (Cost $1,449,174)................               1,445
                                                                          -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                Face   Market
                                                               Amount   Value
CLOVER CAPITAL EQUITY VALUE FUND (Concluded)                    (000)   (000)

-------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 2.1%
 Meditrust Convertible to 27.6396 Shares per 1,000
  7.500%, 03/01/01............................................ $   600 $   608
 Pier 1 Imports Convertible to 87.4891 Shares per 1,000
  6.875%, 04/01/02............................................     463     472
                                                                       -------
TOTAL CONVERTIBLE BONDS (Cost $1,008,777).....................           1,080
                                                                       -------
U. S. TREASURY OBLIGATIONS -- 1.9%
 U. S. Treasury Bill
  11/24/95....................................................   1,000     997
                                                                       -------
TOTAL U. S. TREASURY OBLIGATIONS
 (Cost $996,576)..............................................             997
                                                                       -------
REPURCHASE AGREEMENT -- 11.0%
 Lehman Securities 5.54%, dated 10/31/95, matures 11/01/95,
  repurchase price $5,691,288.33 (collateralized by U.S.
  Treasury Note, par value $5,630,395, 7.50%, matures
  01/31/97: market value $5,860,888.72).......................           5,691
                                                                       -------
TOTAL REPURCHASE AGREEMENT (Cost $5,691,288)..................           5,691
                                                                       -------
TOTAL INVESTMENTS -- 102.5% (Cost $48,708,724)................          52,931
                                                                       -------
OTHER ASSETS AND LIABILITIES -- (2.5%)
 Other Assets and Liabilities, Net............................          (1,284)
                                                                       -------
NET ASSETS:
 Portfolio shares (unlimited authorization--no par value)
  based on 3,377,737 outstanding shares of beneficial
  interest....................................................          43,080
 Undistributed net investment income..........................              97
 Accumulated net realized gain on investments.................           4,248
 Net unrealized appreciation on investments...................           4,222
                                                                       -------
TOTAL NET ASSETS: -- 100.0%...................................         $51,647
                                                                       =======
 Net Asset Value, Offering Price and Redemption Price Per
  Share.......................................................         $ 15.29
                                                                       =======

*Non-income producing security
ADR--American Depository Receipt
FHLB--Federal Home Loan Bank
FNMA--Federal National Mortgage Association
(A) Variable rate security -- The rate reflected on the Statement of Net Assets is the rate in effect at October 31, 1995.

    The accompanying notes are an integral part of the financial statments.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                  Face  Market
                                                                 Amount  Value
CLOVER CAPITAL FIXED INCOME FUND                                 (000)   (000)

-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 38.3%
 Bass America
  6.750%, 08/01/99..............................................  $450  $   457
 Canandiagua Wine
  8.750%, 12/15/03..............................................   600      599
 Commonwealth Edison
  5.750%, 11/01/96..............................................   400      399
 CSX
  8.400%, 08/01/96..............................................   250      254
 Dayton Hudson
  7.500%, 03/01/99..............................................   500      516
 Florida Power & Light
  5.500%, 07/01/99..............................................   500      492
 General Motors Acceptance
  7.750%, 01/15/99..............................................   400      417
 Grand Metro Investment
  6.500%, 09/15/99..............................................   250      253
 Masco
  9.000%, 04/15/96..............................................   300      304
  6.125%, 09/15/03..............................................   200      192
 Mattel
  6.750%, 05/15/00..............................................   350      354
 Northern Illinois Gas
  5.875%, 05/01/00..............................................   400      393
 Private Export Funding
  6.620%, 10/01/05..............................................   250      254
 Service Merchandise
  9.000%, 12/15/04 callable 12/15/97 @ 104.50...................   600      488
 Union Electric
  5.500%, 03/01/97..............................................   250      248
                                                                        -------
TOTAL CORPORATE OBLIGATIONS (Cost $5,565,520)...................          5,620
                                                                        -------
U. S. TREASURY OBLIGATIONS -- 29.4%
 U. S. Treasury Bonds
  9.375%, 02/15/06..............................................   400      500
  7.500%, 11/15/16..............................................   550      619
  8.000%, 11/15/21..............................................   250      299
 U. S. Treasury Notes
  6.875%, 07/31/99..............................................   500      518
  7.500%, 10/31/99..............................................   250      265
  7.500%, 11/15/01..............................................   500      541
  7.500%, 05/15/02..............................................   500      543
  7.250%, 05/15/04..............................................   650      703
  7.500%, 02/15/05..............................................   300      331
                                                                        -------
TOTAL U. S. TREASURY OBLIGATIONS (Cost $4,061,639)..............          4,319
                                                                        -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                  Face  Market
                                                                 Amount  Value
CLOVER CAPITAL FIXED INCOME FUND (Continued)                     (000)   (000)

-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.0%
 FHLB
  4.373%, 02/14/97 (coupon indexed to the one month 11th
   District COFI minus .76%) (A)................................  $250  $   244
 FHLMC CMO Pool #1546-H
  7.000%, 12/15/22..............................................   390      387
 FHLMC Pool #252641
  8.000%, 07/01/07..............................................   115      117
 FHLMC Pool #277449
  8.500%, 09/01/09..............................................   108      112
 FNMA CMO-Remic 1993-95 Pe
  6.500%, 10/25/07..............................................   750      750
 FNMA MTN
  6.250%, 01/14/04..............................................   250      243
 FNMA Pool #G93-21-Remic
  6.600%, 11/25/07..............................................   184      181
 GNMA Pool #013125
  8.000%, 10/15/06..............................................    43       45
 GNMA Pool #187899
  8.000%, 05/15/17..............................................   293      302
 GNMA Pool #196477
  10.000%, 04/15/10.............................................   141      151
 GNMA Pool #202886
  8.000%, 03/15/17..............................................   293      302
 GNMA Pool #221235
  8.500%, 07/15/17..............................................   103      107
                                                                        -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,932,775)......          2,941
                                                                        -------
CONVERTIBLE BONDS -- 6.0%
 Meditrust Convertible to 27.6396 Shares
  7.500%, 03/01/01..............................................   570      577
 Pier 1 Imports Convertible to 83.33 Shares
  6.875%, 04/01/02..............................................   300      306
                                                                        -------
TOTAL CONVERTIBLE BONDS (Cost $870,725).........................            883
                                                                        -------
REPURCHASE AGREEMENT -- 5.5%
 Lehman Brothers Securities 5.54% dated 10/31/95, matures
  11/01/95, repurchase price $810,309.12 (collateralized by U.S.
  Treasury Note, par value $818,927.31, 6.625%, matures
  03/31/97: market value $834,456.33)...........................            810
                                                                        -------
TOTAL REPURCHASE AGREEMENT (Cost $810,309)......................            810
                                                                        -------
TOTAL INVESTMENTS -- 99.2% (Cost $14,240,968)...................         14,573
                                                                        -------
OTHER ASSETS AND LIABILITIES -- 0.8%
 Other Assets and Liabilities, Net..............................            112
                                                                        -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                  Face  Market
                                                                 Amount  Value
CLOVER CAPITAL FIXED INCOME FUND (Concluded)                     (000)   (000)

-------------------------------------------------------------------------------
NET ASSETS:
 Portfolio shares (unlimited authorization -- no par value)
  based on 1,484,660 outstanding shares of beneficial interest..        $14,277
 Accumulated net realized gain on investments...................             76
 Net unrealized appreciation on investments.....................            332
                                                                        -------
TOTAL NET ASSETS: (100.0%)......................................        $14,685
                                                                        -------
 Net Asset Value, Offering Price and Redemption Price Per
  Share.........................................................        $  9.89
                                                                        =======

CMO -- Collateralized Mortgage Obligation
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
MTN -- Medium Term Note
REMIC -- Real Estate Mortgage Investment Conduit
(A) Variable rate securities -- The rate reflected on the Statement of Net Assets is the rate in effect as of October 31, 1995.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND

For the year ending October 31, 1995

                                                   CLOVER CAPITAL CLOVER CAPITAL
                                                    EQUITY VALUE   FIXED INCOME
                                                        FUND           FUND
                                                   -------------- --------------
                                                      11/01/94       11/01/94
                                                    TO 10/31/95    TO 10/31/95
                                                       (000)          (000)
--------------------------------------------------------------------------------
Investment Income:
 Dividend Income.................................      $  459         $  --
 Interest Income.................................         641            791
--------------------------------------------------------------------------------
  Total Investment Income........................       1,100            791
--------------------------------------------------------------------------------
Expenses:
 Administrator Fees..............................          74             50
 Investment Advisory Fees........................         278             51
 Investment Advisory Fee Waiver..................         (40)           (51)
 Contributions by Adviser........................        --              (17)
 Custodian Fees..................................           6              5
 Transfer Agent Fees.............................          42             18
 Professional Fees...............................          23             17
 Trustee Fees....................................           4              3
 Registration Fees...............................          12              6
 Printing Fees...................................           7              5
 Pricing Fees....................................           2              1
 Insurance and Other Fees........................           2              1
 Amortization of Deferred Organizational Costs...           4              3
--------------------------------------------------------------------------------
  Total Expenses.................................         414             92
--------------------------------------------------------------------------------
   Net Investment Income.........................         686            699
--------------------------------------------------------------------------------
 Net Realized Gain from Securities Sold..........       4,206             76
 Net Unrealized Appreciation of Investment Secu-
  rities.........................................       1,800            823
--------------------------------------------------------------------------------
  Net Realized and Unrealized Gain on Invest-
   ments.........................................       6,006            899
--------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Opera-
  tions..........................................      $6,692         $1,598
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS               THE ADVISORS' INNER CIRCLE FUND

For the year ending October 31, 1995

                                    CLOVER CAPITAL          CLOVER CAPITAL
                                     EQUITY VALUE            FIXED INCOME
                                         FUND                    FUND
                                ----------------------- -----------------------
                                 11/01/94    11/01/93    11/01/94    11/01/93
                                TO 10/31/95 TO 10/31/94 TO 10/31/95 TO 10/31/94
                                   (000)       (000)       (000)       (000)
-------------------------------------------------------------------------------
Investment Activities:
 Net Investment Income.........   $   686     $   135     $   699     $   509
 Net Realized Gain on
  Securities Sold..............     4,206       1,834          76          13
 Net Unrealized Appreciation
  (Depreciation) of Investment
  Securities...................     1,800       1,199         823        (824)
-------------------------------------------------------------------------------
  Net Increase (Decrease) in
   Net Assets Resulting from
   Operations..................     6,692       3,168       1,598        (302)
-------------------------------------------------------------------------------
Distributions to Shareholders:
 Net Investment Income.........      (602)       (127)       (696)       (513)
 Capital Gains.................    (1,755)       (266)        (24)       (568)
-------------------------------------------------------------------------------
  Total Distributions..........    (2,357)       (393)       (720)     (1,081)
-------------------------------------------------------------------------------
Capital Share Transactions:
 Shares Issued.................    23,522       8,392       5,633       4,034
 Shares Issued in Lieu of Cash
  Distributions................     2,339         393         588       1,010
 Shares Redeemed...............    (3,798)     (1,381)     (2,176)     (1,865)
-------------------------------------------------------------------------------
 Increase in Net Assets Derived
  from Capital Share
  Transactions.................    22,063       7,404       4,045       3,179
-------------------------------------------------------------------------------
  Total Increase in Net As-
   sets........................    26,398      10,179       4,923       1,796
-------------------------------------------------------------------------------
Net Assets:
 Beginning of Period...........    25,249      15,070       9,762       7,966
-------------------------------------------------------------------------------
 End of Period.................   $51,647     $25,249     $14,685     $ 9,762
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Shares Issued and Redeemed:
  Shares Issued................     1,618         653         583         419
  Issued in Lieu of Cash
   Distributions...............       179          32          62         104
  Redeemed.....................      (257)       (109)       (228)       (189)
-------------------------------------------------------------------------------
 Net Increase in Share
  Transactions.................     1,540         576         417         334
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period

            NET                                                              NET
           ASSET               REALIZED AND   DISTRIBUTIONS DISTRIBUTIONS   ASSET
           VALUE      NET       UNREALIZED      FROM NET        FROM        VALUE
         BEGINNING INVESTMENT GAINS OR LOSSES  INVESTMENT      CAPITAL       END
         OF PERIOD   INCOME    ON SECURITIES     INCOME         GAINS     OF PERIOD
-----------------------------------------------------------------------------------
CLOVER CAPITAL EQUITY VALUE FUND
--------------------------------
 1995     $13.74      0.24          2.46          (0.22)        (0.93)     $15.29
 1994     $11.94      0.08          2.01          (0.08)        (0.21)     $13.74
 1993     $10.45      0.10          1.54          (0.10)        (0.05)     $11.94
 1992(1)  $10.00      0.10          0.44          (0.09)          --       $10.45
CLOVER CAPITAL FIXED INCOME FUND
--------------------------------
 1995     $ 9.14      0.58          0.77          (0.58)        (0.02)     $ 9.89
 1994     $10.85      0.57         (0.92)         (0.57)        (0.79)     $ 9.14
 1993     $10.23      0.61          0.72          (0.61)        (0.10)     $10.85
 1992(1)  $10.00      0.56          0.23          (0.56)          --       $10.23

                                                 THE ADVISORS' INNER CIRCLE FUND

                                                              RATIO
                                               RATIO          OF NET
                                            OF EXPENSES   INCOME (LOSS)
             NET                  RATIO      TO AVERAGE     TO AVERAGE
           ASSETS      RATIO      OF NET     NET ASSETS     NET ASSETS
             END    OF EXPENSES   INCOME     (EXCLUDING     (EXCLUDING   PORTFOLIO
  TOTAL   OF PERIOD TO AVERAGE  TO AVERAGE  WAIVERS AND    WAIVERS AND   TURNOVER
 RETURN     (000)   NET ASSETS  NET ASSETS CONTRIBUTIONS) CONTRIBUTIONS)   RATE
----------------------------------------------------------------------------------
 21.25 %   $51,647     1.10%      1.82%        1.20%          1.72%        84.76%
 17.80 %    25,249     1.14%      0.71%        1.30%          0.55%        58.44%
 15.83 %    15,070     1.18%      0.89%        1.51%          0.56%        82.51%
  5.94 %*    9,005     1.20%*     1.15%*       2.09%*         0.26%*       31.00%
 15.27 %   $14,685     0.80%      6.13%        1.40%          5.53%        35.84%
 (3.54)%     9,762     0.80%      5.88%        1.46%          5.22%        11.11%
 13.40 %     7,966     0.78%      5.62%        1.29%          5.11%        68.61%
  9.05 %*    8,982     0.80%*     6.28%*       1.76%*         5.32%*      113.00%

(1) The Clover Capital Fixed Income Fund and the Clover Capital Equity Value Fund commenced operations on December 6, 1991.
*  Annualized

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND

October 31, 1995
1. Organization:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eleven portfolios. The financial statements included herein present those of the Clover Capital Equity Value Fund and the Clover Capital Fixed Income Fund (the "Funds"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

  Security Valuation -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

  Federal Income Taxes -- It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required.

  Security Transactions and Related Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

  Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of the default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

  Net Asset Value Per Share -- The net asset value per share of each Fund is calculated on each business day, by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)        THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

  Other -- Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

  Distributions from net investment income are declared quarterly and paid to Shareholders on a quarterly basis for the Equity Value Fund and declared daily and paid monthly for the Fixed Income Fund. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

  Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

3. Organization Costs and Transactions with Affiliates:

The Clover Capital Equity Value Fund and the Clover Capital Fixed Income Fund incurred organization costs of approximately $15,000 and $14,000 respectively. These costs have been capitalized by the funds and are being amortized over sixty months commencing with operations. In the event of the initial shares of the fund redeemed by any holder thereof during the period that the fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $7,000 per fund for organizational work performed by a law firm of which an officer of the fund is a partner.

Certain officers and trustees of the Trust are also officers of the Administrator and/or SENGI Financial Services Company (the "Distributor"). Such officers and trustees are paid no fees by the Trust for serving as officers and trustees of the Trust.

4. Administration, Shareholder Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services for an annual fee of .20% of the average daily net assets of each of the Funds. There is a minimum annual fee of $50,000 per Fund payable to the Administrator for services rendered to the Funds under the Administration Agreement.

DST Systems, Inc., (the "Transfer Agent") serves as the transfer agent and dividend distributing agent for the Funds under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)        THE ADVISORS' INNER CIRCLE FUND

October 31, 1995
5. Investment Advisory and Custodian Agreements:

The Trust and Clover Capital Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .74% of the average daily net assets of the Equity Value Fund and .45% of the average daily net assets of the Fixed Income Fund. The Adviser has voluntarily agreed for an indefinite period of time, to waive all or a portion of its fees (and to reimburse the expenses of the Funds) in order to limit operating expenses to not more than 1.20% of the average daily net assets for net assets below $20 million and to not more than 1.10% for net assets of $20 million or more for the Equity Value Fund. Operating expenses for the Fixed Income Fund are limited to not more than .80% of the average daily net assets for net assets below $20 million and to not more than .75% for net assets of $20 million or more. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid on the basis of the net assets of the Funds. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1995, are as follows:

                                                       EQUITY VALUE FIXED INCOME
                                                           FUND         FUND
                                                          (000)        (000)
                                                       ------------ ------------
Purchases
 Government...........................................   $   997       $2,818
 Other................................................    40,001        3,808
Sales
 Government...........................................   $     0       $  625
 Other................................................    24,985        3,045

At October 31, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 1995, is as follows:

                                                       EQUITY VALUE FIXED INCOME
                                                           FUND         FUND
                                                          (000)        (000)
                                                       ------------ ------------
Aggregate gross unrealized appreciation...............   $ 5,671        $382
Aggregate gross unrealized depreciation...............    (1,449)        (50)
                                                         -------        ----
Net unrealized appreciation...........................   $ 4,222        $332
                                                         =======        ====

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)        THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

7. Concentration of Credit Risk:

The Fixed Income Fund invests primarily in fixed income securities which are rated in the top four rating categories by either Moody's Investors Services, Inc. ("Moody's) or Standard & Poor's Corporation ("S&P"), or if not rated, determined by the Adviser to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

The summary of credit quality rating for securities held by the Fund at October 31, 1995 is as follows:

                                 S&P                                              MOODY'S
                         ----------------------------------------           ----------------------------------------
       Bonds:            AAA                      55.7%                     Aaa                      57.4%
                          AA                       7.8%                      Aa                       2.7%
                           A                      13.8%                       A                      18.2%
                         BBB                      11.9%                     Baa                      12.6%
                           B                       9.6%                       B                       9.1%
                          NR                       1.2%
                                                 ------                                             ------
                                                 100.0%                                             100.0%

                             NOTICE TO SHAREHOLDERS
                                       OF
                        THE ADVISORS' INNER CIRCLE FUND
                                   UNAUDITED

For the shareholders that do not have an October 31, 1995 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1995 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1995, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                                           (A)           (B)
                                        LONG TERM     ORDINARY         (C)
                                      CAPITAL GAIN     INCOME         TOTAL
                                      DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS
     PORTFOLIO                         (TAX BASIS)   (TAX BASIS)   (TAX BASIS)
     ---------                        ------------- ------------- -------------
Clover Capital Fixed Income Fund.....       1%           99%          100%
Clover Capital Equity Value Fund.....      38%           62%          100%
                                           (D)           (E)           (F)
                                       QUALIFYING    TAX EXEMPT      FOREIGN
     PORTFOLIO                        DIVIDENDS(1)    INTEREST     TAX CREDIT
     ---------                        ------------- ------------- -------------
Clover Capital Fixed Income Fund.....       0%            0%            0%
Clover Capital Equity Value Fund.....      32%            0%            0%

----------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 * Items (A) and (B) are based on a percentage of the portfolio's total distributions.
** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                    CLO-F-018-03

                        THE ADVISORS' INNER CIRCLE FUND

                         PIN OAK AGGRESSIVE STOCK FUND

                          WHITE OAK GROWTH STOCK FUND

                         ANNUAL REPORT TO SHAREHOLDERS

                             AS OF OCTOBER 31, 1995

               THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED
               BY A CURRENT PROSPECTUS FOR EACH FUND DESCRIBED.

                  INVESTMENT ADVISOR'S REPORT TO SHAREHOLDERS

                                OCTOBER 31, 1995

Dear Shareholders:

Enclosed is the 1995 annual report for the Pin Oak Aggressive Stock Fund and the White Oak Growth Stock Fund.

As you may already know, 1995 has been a great year for both funds. According to Lipper rankings from The Wall Street Journal, White Oak was listed as the best-performing fund of 537 growth stock funds and Pin Oak as the seventh-best performing fund of 288 small company growth funds for the twelve month period ending October 31, 1995 (Lipper Data are fiscal year 1995 total returns).

While 1995 has been a great year for the funds, we would stress the importance of long term thinking when it comes to your investment decisions. In spite of what remains a healthy earnings outlook, volatility can go both ways, at least in the short run. Whether we're up or down in any given quarter or year should be less relevant than results achieved over a three to five year time period.

We appreciate your continued confidence in our firm as investment advisor to the funds. As a reminder, all shareholder questions regarding account balances or transfers will be referred to DST Systems, Inc., our transfer agent. DST Systems may be contacted directly at 1 (800) 808-4921.

Kindest Regards,

/s/ Doug MacKay

Doug MacKay

MANAGER'S DISCUSSION OF FUND PERFORMANCE

GENERAL ECONOMIC OUTLOOK

Last year, we correctly anticipated that "falling rates and continued earnings strength could produce a stock-market boom in 1995." In fact, interest rates did reverse course and most of the companies in our portfolios generated strong results throughout the year. The combination of falling interest rates and solid earnings led to multiple expansion and great performance for nearly all of the stock market averages in 1995.

Given the rapid rise in the stock market this year, we get a great number of questions about the sustainability of this bull run and the probability of a market correction. In an effort to answer these questions, it might be helpful to first discuss our outlook for earnings and interest rates in 1996.

With regards to interest rates, we still believe they can go lower. Inflation remains subdued, wage pressures are mild, and the chances of a Fed-engineered decrease in rates looks likely given a slowing economy, rising consumer debt levels, and a poor retailing environment. Real interest rates remain at historically high levels.

Although we do anticipate an overall earnings slowdown in 1996, we continue to believe that several groups, particularly technology, healthcare, and financials, will post solid progress once again in 1996. As long term investors in these groups, our firm has enjoyed much more than just this year's tremendous results. In particular, we believe that technology will be one of the primary growth drivers of the world economy in the years ahead. The United States leads the world in this area, both in terms of innovation and adoption.

With regards to 1996, we come away with two observations. First, our forecast of falling interest rates should create a favorable environment for the financial markets, while slowing earnings may restrain it from achieving the same type of performance we saw in 1995. As 1994 clearly showed, interest rates seem to be more important to market performance than earnings in the short run. Second, corrections are an inevitable market occurrence and are almost always impossible to time. We believe the prudent position is to remain fully invested in fundamentally sound holdings over the long term. Trying to out-smart the market for a few extra dollars in the short-run can be quite costly to an investment portfolio in the long run.

While our overall outlook remains bullish for the coming year, we're less so than we were in last year's annual report.

INVESTMENT PHILOSOPHY

In an environment of falling interest rates, slowing economic growth, and mild inflation, we look for companies with the ability to generate consistently superior earnings growth over a multiple-year time frame. We try to identify economic trends to help us select those industries with the best long-term opportunities. At the current time, health care, technology, and finance remain favored industries. As a matter of philosophy, we limit our portfolios to fewer than twenty-five individual stocks. Although our quarterly results can be volatile, our top-down, concentrated approach to portfolio management has helped our firm generate superior long term results.

HISTORICAL PERFORMANCE RESULTS

Average Annual Returns

    PERIOD              PIN OAK                     WHITE OAK                     S&P 500 INDEX
    ------              -------                     ---------                     -------------
   1 Year                49.3%                        52.1%                           26.4%
   2 Years               17.2%                        30.7%                           14.5%
   3 years               19.0%                        20.9%                           14.7%
   Inception
    to date              18.5%                        20.5%                           13.3%

All results are for periods ending October 31st, 1995, the fund's fiscal year end. Fund inception date August 3, 1992.

History has shown that smaller cap stocks tend to outperform larger cap stocks over long periods of time. While it has not been the case so far, we continue to believe that the Pin Oak Aggressive Stock Fund should outperform the White Oak Growth Stock Fund over a five year time horizon. However, it may also be reasonable to expect that shares of the Pin Oak Aggressive Stock Fund will be considerably more volatile than those of the White Oak Growth Stock Fund. Given our concentrated investment approach, investors may also expect greater volatility over time than other funds with similar objectives.

THE PIN OAK AGGRESSIVE STOCK FUND

The Pin Oak Aggressive Stock Fund had a total return of 49.3% for the year ended October 31, 1995 while the S&P 500 had a total return of 26.4% for the same period. According to Lipper rankings from the Wall Street Journal, this performance made Pin Oak the seventh best performing fund of 288 small company growth funds during this twelve month period.

Since inception on August 3, 1992, the fund has gained 18.5% on an annualized basis, exceeding the 13.3% annualized rate of return for the index during the same time frame. Total assets in the fund grew to $15 million at year end.

The fund's positions in technology related stocks contributed to its large gains relative to the S&P 500 Index. Some of the top performers for the year included CISCO SYSTEMS (+157%), BAY NETWORKS (+157%), 3COM (+134%), LINEAR TECHNOLOGY (+98%), and ATMEL (+92%). We also realized losses on a few holdings during the year, including VALUE HEALTH (-8%) and NEXTEL COMMUNICATIONS (-29%).

In selecting stocks for the fund, we focus on small to medium sized companies positioned within emerging growth industries. We base decisions on our outlook for the economy and our identification of industries with the best long term prospects. The relationship between a company's expected earnings growth and multiple is often used as a gauge of value. The twenty stocks currently owned by the fund have a median price earnings multiple of 27x and market capitalization of $2.5 billion.

       Comparison of Change in the Value of a $25,000 Investment in the Advisors' Inner Circle Pin Oak Aggressive Stock Fund, versus the S&P 500 Index.

                 --------------------------------------
                      Average Annual Total Return/1/
                 --------------------------------------
                                              Since
                  One Year     3 Year      Inception
                 --------------------------------------
                   49.31%      18.99%        18.45%
                 --------------------------------------


                             [GRAPH APPEARS HERE]



          A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $25,000 in the Pin Oak Aggressive Stock Fund from August 31, 1992 through October 31, 1995 as compared with the growth of a $25,000 investment in the S&P 500 Index. The plot points used to draw the line graph were as follows:


Period Ended          Growth of $25,000 Invested            Growth of $25,000 Invested
                      in the Pin Oak Aggressive Stock       in the S&P 500 Index
                      Fund
08/31/92              $25,000                               $25,000
10/31/92               27,343                                25,381
10/31/93               33,566                                29,173
10/31/94               30,854                                30,296
10/31/95               46,068                                38,303

/1/ These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

WHITE OAK GROWTH STOCK FUND

The White Oak Growth Stock Fund had a total return of 52.1% for the year ending October 31, 1995, easily beating the 26.4% total return of the S&P 500 Index for the same period. According to Lipper rankings from the Wall Street Journal, this performance made White Oak the best performing fund of 537 growth stock funds during this twelve month period.

Since inception on August 3, 1992, the fund has returned 20.5% on an annualized basis, considerably higher than the index's 13.3% annualized return over the same time period. Total assets of the fund stood at $10 million as of October 31, 1995.

During the year, most of the fund's holdings generated positive returns. In addition to holding some of the same top-performing positions owned in the Pin Oak Aggressive Stock Fund, other strong performers included INTEL (+126%), MERCK (+66%), and CITICORP (+39%). HOME DEPOT (-18%) and CATERPILLAR TRACTOR (- 43%) were two of the fund's disappointments in 1995.

In selecting stocks for the White Oak Growth Stock, we focus our attention on larger, more established companies. Once again, our investment decisions are driven by our outlook for the economy and our identification of industries with the best long term prospects. The twenty-two securities in the White Oak Growth Stock Fund currently have a median price-earnings multiple of 18x and a market capitalization of roughly $21 billion.

       Comparison of Change in the Value of a $25,000 Investment in the Advisors' Inner Circle White Oak Growth Stock Fund, vrsus the S&P 500 Index

                   -----------------------------------------
                       Average Annual Total Return/1/
                   -----------------------------------------
                                                Since
                    One Year     3 Year       Inception
                   -----------------------------------------
                     52.07%       20.92%       20.46%
                   -----------------------------------------

                             [GRAPH APPEARS HERE]


          A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $25,000 in the White Oak Growth Stock Fund from August 31, 1992 through October 31, 1995 as compared with the growth of a $25,000 investment in the S&P 500 Index. The plot points used to draw the line graph were as follows:



Period Ended            Growth of $25,000 Invested           Growth of $25,000 Invested
                        in the White Oak Growth Stock        in the S&P 500 Index
                        Fund
08/31/92                $25,000                              $25,000
10/31/92                 27,055                               25,381
10/31/93                 28,026                               29,173
10/31/94                 31,456                               30,296
10/31/95                 47,835                               38,303


/1/ These figures represent past performance. Past performance is no guarantee of future results. The Investment return and principal value of an Investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of Pin Oak Aggressive Stock Fund and White Oak Growth Stock Fund of The Advisors' Inner Circle Fund:

We have audited the accompanying statements of net assets of Pin Oak Aggressive Stock Fund and White Oak Growth Stock Fund (two of the funds constituting The Advisors' Inner Circle Fund) as of October 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pin Oak Aggressive Stock Fund and White Oak Growth Stock Fund of The Advisors' Inner Circle Fund as of October 31, 1995, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, PA
December 5, 1995

STATEMENT OF NET ASSETS

October 31, 1995

                                                                        Market
PIN OAK AGGRESSIVE                                                       Value
STOCK FUND                                            Shares             (000)
--------------------------------------------------------------------------------
COMMON STOCK 93.7%
CELLULAR 2.7%
 Mobile Telecommunication Technology*                 15,000           $   426
                                                                       -------
COMPUTER COMMUNICATIONS EQUIPMENT 27.2%
 3COM*                                                34,000             1,598
 Bay Networks*                                        15,400             1,020
 Cisco Systems*                                       21,200             1,643
                                                                       -------
                                                                         4,261
                                                                       -------
COMPUTER SERVICES 0.3%
 ARI Network Services*                                25,000                47
                                                                       -------
COMPUTER-AIDED DESIGN SOFTWARE 11.6%
 Parametric Technology*                               16,000             1,070
 Synopsys*                                            20,000               750
                                                                       -------
                                                                         1,820
                                                                       -------
COMPUTERS-HARDWARE 8.7%
 Avid Technology*                                     17,000               744
 Sun Microsystems*                                     8,000               624
                                                                       -------
                                                                         1,368
                                                                       -------
FINANCIAL SERVICES 4.1%
 Medaphia*                                            20,000               635
                                                                       -------
HOSPITAL SUPPLY & MANAGEMENT 4.6%
 Express Scripts, Cl A*                               19,000               722
                                                                       -------
PHARMACEUTICALS 2.2%
 Forest Labs*                                          8,300               343
                                                                       -------
PREPACKAGED SOFTWARE 7.9%
 Adobe Systems                                        14,000               798
 Xcellenet*                                           25,500               440
                                                                       -------
                                                                         1,238
                                                                       -------
SEMI-CONDUCTORS/ELECTRONICS 15.1%
 Atmel*                                               28,000               875
 Linear Technology                                    17,600               770
 Maxim Integrated Product*                             9,500               710
                                                                       -------
                                                                         2,355
                                                                       -------

                                                 THE ADVISORS' INNER CIRCLE FUND

                                                      Shares/
                                                       Face            Market
                                                      Amount            Value
                                                       (000)            (000)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT 9.3%
 Aspect Telecommunications*                           20,500           $   704
 DSC Communications*                                  16,000               592
 Ortel*                                               15,000               154
                                                                       -------
                                                                         1,450
                                                                       -------
TOTAL COMMON STOCK
 (Cost $8,168,329)
                                                                        14,665
                                                                       -------
MONEY MARKET 5.0%
 SEI Daily Income Trust Money Market Fund 5.680%,        406               406
 SEI Daily Income Trust Prime Money Market
 Fund 5.650%,                                            385               385
                                                                       -------
TOTAL MONEY MARKET
 (Cost $790,772)                                                           791
                                                                       -------
TOTAL INVESTMENTS 98.7%
 (Cost $8,959,101)                                                      15,456
                                                                       -------
OTHER ASSETS AND LIABILITIES 1.3%
 Receivables for Securities Sold                                           336
 Payables for Securities Purchased                                        (247)
 Other Assets and Liabilities, Net                                         107
                                                                       -------
 TOTAL OTHER ASSETS AND LIABILITIES                                        196
                                                                       -------
NET ASSETS:
 Portfolio shares (unlimited authorization--no
  par value)
  based on 903,492 outstanding shares of beneficial
  interest                                                               9,967
 Accumulated net realized loss on investments                             (812)
 Net unrealized appreciation on investments                              6,497
                                                                       -------
 TOTAL NET ASSETS: 100.0%                                              $15,652
                                                                       =======
 Net Asset Value, Offering Price and Redemption Price Per
  Share                                                                $ 17.32
                                                                       =======

* Non-Income producing security.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS

October 31, 1995

                                                                       Market
WHITE OAK GROWTH                                                        Value
STOCK FUND                                            Shares            (000)
--------------------------------------------------------------------------------
COMMON STOCK 92.4%
BANKS 12.9%
 Bankers Trust New York                                4,200           $  268
 Citicorp                                              8,000              519
 Nationsbank                                           5,600              368
 Synovus Financial                                     8,000              201
                                                                       ------
                                                                        1,356
CELLULAR 0.5%
 Nextel Communications, Cl A*                          4,000               56
                                                                       ------
COMPUTER COMMUNICATIONS
 EQUIPMENT 20.0%
 3COM*                                                10,000              470
 Bay Networks*                                         8,600              570
 Cisco Systems*                                       13,600            1,054
                                                                       ------
                                                                        2,094
                                                                       ------
COMPUTER-AIDED DESIGN SOFTWARE 3.8%
 Parametric Technology*                                6,000              401
                                                                       ------
COMPUTERS-HARDWARE 9.7%
 Compaq Computer*                                      8,500              474
 Sun Microsystems*                                     7,000              546
                                                                       ------
                                                                        1,020
                                                                       ------
CONGLOMERATES 3.2%
 General Electric                                      5,300              335
                                                                       ------
FINANCIAL SERVICES 4.1%
 First Data                                            6,502              430
                                                                       ------
HOSPITAL SUPPLY & MANAGEMENT 3.0%
 Columbia HCA Healthcare                               6,500              319
                                                                       ------
INSURANCE 3.6%
 American International Group                          4,425              373
                                                                       ------
PHARMACEUTICALS 6.8%
 American Home Products                                4,000              355
 Merck                                                 6,300              362
                                                                       ------
                                                                          717
                                                                       ------
PREPACKAGED SOFTWARE 7.8%
 Microsoft*                                            8,200              820
                                                                       ------
RETAIL 2.3%
 Home Depot                                            6,500              242
                                                                       ------


                                                 THE ADVISORS' INNER CIRCLE FUND

                                                     Shares/
                                                      Face             Market
                                                     Amount             Value
                                                      (000)             (000)
-----------------------------------------------------------------------------
SEMI-CONDUCTORS/ELECTRONICS 14.7%
 Intel                                                9,400             $   658
 Linear Technology                                    9,000                 394
 Motorola                                             7,400                 485
                                                                        -------
                                                                          1,537
                                                                        -------
TOTAL COMMON STOCK
 (Cost $5,514,046)                                                        9,700
                                                                        -------
MONEY MARKET 6.7%
 SEI Daily Income Trust Money Market Fund 5.680%,      $436                 436
 SEI Daily Income Trust Prime Money Market
  Fund 5.650%,                                          268                 268
                                                                        -------
TOTAL MONEY MARKET
 (Cost $704,286)                                                            704
                                                                        -------
TOTAL INVESTMENTS 99.1%
 (Cost $6,218,332)                                                       10,404
                                                                        -------
OTHER ASSETS AND LIABILITIES 0.9%
 Other Assets and Liabilities, Net                                           91
                                                                        -------
NET ASSETS:
 Portfolio shares (unlimited authorization--no par
  value) based on 580,547 outstanding shares of
  beneficial interest                                                     6,471
 Undistributed net investment income                                          2
 Accumulated net realized loss on investments                              (164)
 Net unrealized appreciation on investments                               4,186
                                                                        -------
TOTAL NET ASSETS: 100.0%                                                $10,495
                                                                        =======
 Net Asset Value, Offering Price and Redemption
  Price Per Share                                                       $ 18.08
                                                                        =======

* Non-income producing security.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND

For the Year Ended October 31, 1995

                                                       PIN OAK       WHITE OAK
                                                   AGGRESSIVE STOCK GROWTH STOCK
                                                         FUND           FUND
                                                   ---------------- ------------
                                                       11/01/94       11/01/94
                                                     TO 10/31/95    TO 10/31/95
                                                        (000)          (000)
--------------------------------------------------------------------------------
Investment Income:
 Dividend Income.................................       $   11         $   71
 Interest Income.................................           22             19
--------------------------------------------------------------------------------
  Total Investment Income........................           33             90
--------------------------------------------------------------------------------
Expenses:
 Administrator Fees..............................           50             50
 Investment Advisory Fees........................           86             53
 Investment Advisory Fee Waiver..................          (78)           (53)
 Contribution by Adviser.........................           --            (26)
 Custodian Fees..................................            2              2
 Transfer Agent Fees.............................           26             20
 Professional Fees...............................           14             13
 Trustee Fees....................................            2              2
 Registration Fees...............................            4              3
 Printing Fees...................................            3              1
 Insurance and Other Fees........................            1              1
 Amortization of Deferred Organizational Costs...            3              3
--------------------------------------------------------------------------------
  Total Expenses.................................          113             69
--------------------------------------------------------------------------------
  Net Investment Income (Loss)...................          (80)            21
--------------------------------------------------------------------------------
 Net Realized Gain (Loss) from Securities Sold...         (352)           298
 Net Unrealized Appreciation of Investment
  Securities.....................................        5,190          2,893
--------------------------------------------------------------------------------
  Net Realized and Unrealized Gain on
   Investments...................................        4,838          3,191
--------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from
  Operations.....................................       $4,758         $3,212
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS               THE ADVISORS' INNER CIRCLE FUND

For the Year Ended October 31, 1995

                                         PIN OAK                WHITE OAK
                                    AGGRESSIVE STOCK          GROWTH STOCK
                                          FUND                    FUND
                                 ----------------------- -----------------------
                                  11/01/94    11/01/93    11/01/94    11/01/93
                                 TO 10/31/95 TO 10/31/94 TO 10/31/95 TO 10/31/94
                                    (000)       (000)       (000)       (000)
--------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income
   (Loss)......................    $   (80)    $  (56)     $    21     $   11
  Net Realized Gain (Loss) on
   Securities Sold.............       (352)      (154)         298       (177)
  Net Unrealized Appreciation
   (Depreciation) of Investment
   Securities..................      5,190       (605)       2,893        794
--------------------------------------------------------------------------------
   Net Increase (Decrease) in
    Net Assets Resulting from
    Operations.................      4,758       (815)       3,212        628
--------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income........        --         --           (17)       (11)
--------------------------------------------------------------------------------
   Total Distributions.........        --         --           (17)       (11)
--------------------------------------------------------------------------------
Capital Share Transactions:
  Shares Issued................      2,432      2,310        1,820      1,863
  Shares Issued in Lieu of Cash
   Distributions...............        --         --            17         10
  Shares Redeemed..............     (1,162)      (950)        (479)    (2,087)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net
   Assets Derived from Capital
   Share Transactions..........      1,270      1,360        1,358       (214)
--------------------------------------------------------------------------------
   Total Increase in Net
    Assets.....................      6,028        545        4,553        403
--------------------------------------------------------------------------------
Net Assets:
  Beginning of Period..........      9,624      9,079        5,942      5,539
--------------------------------------------------------------------------------
  End of Period................    $15,652     $9,624      $10,495     $5,942
--------------------------------------------------------------------------------
Shares Issued and Redeemed:
  Shares Issued................        163        191          119        167
  Issued in Lieu of Cash
   Distributions...............        --         --             1          1
  Redeemed.....................        (89)       (81)         (38)      (190)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
   Share Transactions..........         74        110           82        (22)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

For a Share Outstanding Throughout the Period

            Net                  Realized                                    Net               Net                  Ratio
           Asset                    and       Distributions                 Asset            Assets      Ratio      of Net
           Value      Net       Unrealized      from Net    Distributions   Value              End    of Expenses   Income
         Beginning Investment Gains or Losses  Investment   from Capital     End     Total  of Period to Average  to Average
         of Period   Income    on Securities     Income         Gains     of Period Return    (000)   Net Assets  Net Assets
         --------- ---------- --------------- ------------- ------------- --------- ------- --------- ----------- ----------
-----------------------------------
PIN OAK AGGRESSIVE STOCK FUND
-----------------------------
1995      $11.60     (0.08)         5.80            --           --        $17.32    49.31%  $15,652     0.98%     (0.70)%
1994      $12.62     (0.06)        (0.96)           --           --        $11.60   (8.08)%    9,624     0.96%     (0.62)%
1993      $10.28     (0.05)         2.39            --           --        $12.62    22.76%    9,079     0.98%     (0.48)%
1992(1)   $10.00       --           0.28            --           --        $10.28    11.57%    4,127     1.00%*     0.03 %*
---------------------------------
WHITE OAK GROWTH STOCK FUND
---------------------------
1995      $11.92      0.04          6.15          (0.03)         --        $18.08    52.07%  $10,495     0.97%       0.29%
1994      $10.64      0.02          1.28          (0.02)         --        $11.92    12.24%    5,942     0.97%       0.19%
1993      $10.33      0.05          0.32          (0.06)         --        $10.64     3.59%    5,539     0.97%       0.54%
1992(1)   $10.00      0.02          0.33          (0.02)         --        $10.33    14.30%    3,195     1.00%*      0.74%*
                              Ratio
              Ratio          of Net
           of Expenses    Income (Loss)
           to Average      to Average
           Net Assets      Net Assets
           (Excluding      (Excluding    Portfolio
           Waivers and     Waivers and   Turnover
         Reimbursements) Reimbursements)   Rate
         --------------- --------------- ---------
-----------------------------------
PIN OAK AGGRESSIVE STOCK FUND
-----------------------------
1995          1.65%          (1.37)%      49.28%
1994          1.74%          (1.40)%      48.88%
1993          2.07%          (1.57)%      68.32%
1992(1)       4.06%*         (3.03)%*      4.00%
---------------------------------
WHITE OAK GROWTH STOCK FUND
---------------------------
1995          2.06%          (0.80)%      22.43%
1994          2.24%          (1.08)%      37.42%
1993          2.71%          (1.20)%      27.48%
1992(1)       4.78%*         (3.04)%*        --

*Annualized
(1)The White Oak Growth Stock Fund and the Pin Oak Aggressive Stock Fund commenced operations on August 3, 1992



    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1995
1. Organization:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eleven portfolios. The financial statements included herein present those of the White Oak Growth Stock Fund and the Pin Oak Aggressive Stock Fund (the "Funds"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

  Security Valuation -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

  Federal Income Taxes -- It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal Income taxes are required.

  Security Transactions and Related Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

                                                 THE ADVISORS' INNER CIRCLE FUND

  Net Asset Value Per Share -- The net asset value per share of each Fund is calculated on each business day, by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

  Other -- Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

  Distributions from net investment income are declared and paid to Shareholders on a quarterly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

  Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principals. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. Accordingly, the following permanent difference, primarily attributable to certain net operating losses which, for tax purposes, are not available to offset future income, has been reclassified to paid-in-capital.

                                                                           (000)
                                                                           -----
   Pin Oak Aggressive Stock Fund.......................................... $170

  This reclassification has no effect on net assets or net asset value per share.

3. Organization Costs and Transactions with Affiliates:

The Funds incurred organization costs of approximately $12,000 each. These costs have been capitalized by the funds and are being amortized over sixty months commencing with operations. In the event of the initial shares of the fund redeemed by any holder thereof during the period that the fund is amortizing its organizational costs the redemption proceeds payable to the holder thereof by the fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $1,000 per fund

NOTES TO FINANCIAL STATEMENTS (concluded)

October 31, 1995
for organizational work performed by a law firm of which an officer of the fund is a partner.

Certain officers and Trustees of the Trust are also officers of SEI Financial Management Company (the "Administrator") and/or SEI Financial Services Company (the "Distributor"). Such officers and trustees are paid no fees by the Trust for serving as officers and trustees of the Trust.

4. Administration, Shareholder Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement dated November 14, 1991, under which the Administrator provides management and administrative services for an annual fee of .20% of the average daily net assets of each of the Funds. There is a minimum annual fee of $50,000 per Fund payable to the Administrator for services rendered to the Funds under the Administration Agreement.

DST Systems, Inc., (the "Transfer Agent") serves as the transfer agent and dividend distributing agent for the Funds under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated November 14, 1991. The Distributor receives no fees for its distribution services under this agreement.

5. Investment Advisory and Custodian Agreements:

The Trust and Oak Associates (the "Adviser") are parties to an Investment Advisory Agreement dated July 20, 1992 under which the Adviser receives an annual fee equal to .74% of the average daily net assets of each Fund. The Adviser has voluntarily agreed for an indefinite period of time, to waive all or a portion of its fees (and to reimburse the expenses of the Funds) in order to limit operating expenses to not more than 1.00% of the average daily net assets of each of the Funds. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid on the basis of the net assets of the Funds. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

                                                 THE ADVISORS' INNER CIRCLE FUND


6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1995 are as follows:

                                                       PIN OAK       WHITE OAK
                                                   AGGRESSIVE STOCK GROWTH STOCK
                                                         FUND           FUND
                                                        (000)          (000)
                                                   ---------------- ------------
Purchases
 Government.......................................      $    0         $    0
 Other............................................       6,267          2,296
Sales
 Government.......................................      $    0         $    0
 Other............................................       5,536          1,549

At October 31, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 1995, is as follows:

                                                       PIN OAK       WHITE OAK
                                                   AGGRESSIVE STOCK GROWTH STOCK
                                                         FUND           FUND
                                                        (000)          (000)
                                                   ---------------- ------------
Aggregate gross unrealized appreciation...........      $6,747         $4,255
Aggregate gross unrealized depreciation...........        (250)           (69)
                                                        ------         ------
Net unrealized appreciation.......................      $6,497         $4,186
                                                        ======         ======

7. Capital Loss Carryforwards

The White Oak Growth Stock Fund used $297,764 of its capital loss carryforward from the prior year.

The capital loss carryforwards at October 31, 1995, for Federal Income Tax purposes are as follows:

Pin Oak Aggressive Stock Fund......................... $ 17,985 expiring in 2000
                                                        288,322 expiring in 2001
                                                        153,978 expiring in 2002
                                                        351,788 expiring in 2003
White Oak Growth Stock Fund........................... $163,669 expiring in 2001

The capital loss carryforwards will be used to offset future net realized gains, if any, and such gains so offset will not be distributed.

                             NOTICE TO SHAREHOLDERS
                                       OF
                        THE ADVISORS' INNER CIRCLE FUND
                                  (UNAUDITED)

For the shareholders that do not have an October 31, 1995 taxable year end, this notice is for information purposes only. For shareholders with an October 31, 1995 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1995, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                                           (A)           (B)
                                        LONG TERM     ORDINARY         (C)
                                      CAPITAL GAIN     INCOME         TOTAL
                                      DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS
     PORTFOLIO                         (TAX BASIS)   (TAX BASIS)   (TAX BASIS)
     ---------                        ------------- ------------- -------------
White Oak Growth Stock Fund..........       0%          100%          100%
Pin Oak Aggressive Stock Fund........       0%            0%            0%
                                           (D)           (E)           (F)
                                       QUALIFYING    TAX EXEMPT      FOREIGN
     PORTFOLIO                        DIVIDENDS(1)    INTEREST     TAX CREDIT
     ---------                        ------------- ------------- -------------
White Oak Growth Stock Fund..........      73%            0%            0%
Pin Oak Aggressive Stock Fund........       0%            0%            0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 * Items (A) and (B) are based on a percentage of the portfolio's total distributions.
** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

                                                                    OAK-F-020-04

                        THE ADVISORS' INNER CIRCLE FUND

                               A+F LARGE-CAP FUND


                         ANNUAL REPORT TO SHAREHOLDERS

                             AS OF OCTOBER 31, 1995

               THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED
                BY A CURRENT PROSPECTUS FOR THE FUND DESCRIBED.

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholder:

The A+F Large-Cap Fund provided a return of 27.3% for the fiscal year ending October 31, 1995. The S&P 500 returned 26.4% and the Russell 1000 Value 24.7%. Our sector concentrations align with the S&P 500. Our value-oriented stock selection more closely corresponds to the Russell 1000 Value Index.

Over the long haul, our goal is to achieve above-market profits from holding a diversified portfolio of attractive large-cap equity securities. Our advantage will come from superior stock selection because we are neither market timers nor sector bettors. By focusing on asset-rich companies with attractive earnings yields and proven track records of growth, we aim to achieve our goal.

We welcome your questions and comments.

Sincerely,

/s/ Theodore A. Aronson
Theodore R. Aronson
Aronson + Fogler
Portfolio Manager

                       MANAGEMENT DISCUSSION AND ANALYSIS

The fiscal year ended October 31, 1995, was in stark contrast to the prior fiscal year. Not only was the market up sharply, but our returns pulled ahead of most appropriate benchmarks--for instance, the S&P 500 and Russell Value 1000 Index. Among Morningstar's 409 growth and income funds, your fund ranked 13th from the top! (Morningstar data are fiscal year 1995 total returns, from Mutual Funds, publication date November 1995.)

Three holdings provided more than their fair share of profits: Sun Microsystems, Nike, and Citicorp. At the other extreme, Advanced Micro Devices, Philips NV, and TRW held back results.

Our superior returns--as well as any inferior returns--come from stock selection. We choose attractive securities based on quantitative measures of value, assets and earnings, as well as management and momentum.

Here are winners and losers (in terms of dollar profits and losses) in each of 11 major sectors:

                              WINNER           LOSER
                              ------           -----
      Capital goods           Deere            Philips NV
      Consumer durables       Goodyear         GM
      Consumer nondurables    Nike             Reebok
      Energy                  Williams Cos     Occidental Petroleum
      Finance                 Citicorp         First Union
      Healthcare              UpJohn           Columbia/HCA
      Materials and services  Champion Int'l   Willamette Inds
      Technology              Sun Microsystems Advanced Micro Devices
      Telecommunications      BellSouth        Sprint
      Transportation          Union Pacific    KLM Royal Dutch
      Utilities               Detroit Edison   Ohio Edison

Portfolio turnover was 126%, above our long-term expectations of closer to 100% annually. Although the market itself was not volatile, individual pockets were quite volatile (especially technology issues). Higher-than-average turnover resulted from just such internal volatility. Trading practices and methods are aimed at minimizing total transaction costs. One visible sign of our success is the low average commission paid during the year (less than 3(cents) per share).

We make no effort to anticipate market direction, so cash reserves are minimal at all times. Cash reserves, to the extent they are ever held, are usually "equitized" in Standard & Poor's Depositary Receipts, an equity security that mimics the performance of the S&P 500.

Comparison of Change in the Value of a $5,000,000 Investment in the Advisors'
           Inner Circle A+F Large-Cap Fund, versus the S&P 500 Index

                   ---------------------------------------
                      Average Annual Total Return /1/
                   ---------------------------------------
                                            Since
                      One Year             Inception
                   ---------------------------------------
                      27.31%                  13.99%
                   ---------------------------------------

                             [GRAPH APPEARS HERE]


     A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $5,000,000 in the A+F Large-Cap Fund from November 30, 1993 through October 31, 1995 as compared with the growth of a $5,000,000 investment in the S&P 500 Index. The plot points used to draw the line graph were as follows:



Period Ended            Growth of $5,000,000 Invested            Growth of $5,000,000
                        in the A+F Large-Cap Fund                Invested in the S&P 500 Index
11/30/93                $5,000,000                                       $5,000,000
10/31/94                 5,071,499                                        5,242,669
10/31/95                 6,456,525                                        6,628,306

/1/ These figures represent past performances. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of A + F Large-Cap Fund of The Advisors' Inner Circle Fund:

We have audited the accompanying statement of net assets of A + F Large-Cap Fund (one of the funds constituting The Advisors' Inner Circle Fund) as of October 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of A + F Large-Cap Fund of The Advisors' Inner Circle Fund as of October 31, 1995, the results of its operations, changes in its net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, PA
December 5, 1995

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                     Market
                                                                      Value
A + F LARGE-CAP FUND                                       Shares     (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.7%
AEROSPACE & DEFENSE -- 1.0%
 McDonnell Douglas                                            7,000  $   572

AGRICULTURE PRODUCTS -- 2.8%
 Archer Daniels Midland                                      60,758      980
 Pioneer Hi-Bred International                               11,200      556
                                                                     -------
                                                                       1,536
                                                                     -------
AIR TRANSPORTATION -- 1.5%
 AMR*                                                         3,900      257
 KLM Royal Dutch Air                                         16,202      539
                                                                     -------
                                                                         796
                                                                     -------
APPAREL/TEXTILES -- 1.3%
 V F                                                         14,600      699
                                                                     -------
AUTOMOTIVE -- 1.6%
 Ford Motor                                                  10,400      299
 General Motors                                              12,900      564
                                                                     -------
                                                                         863
                                                                     -------
AUTOPARTS -- 2.5%
 Eaton                                                       12,200      625
 TRW                                                         11,400      750
                                                                     -------
                                                                       1,375
                                                                     -------
BANKS -- 6.5%
 Bank of New York                                            17,600      739
 Chemical Banking                                            17,900    1,018
 First Chicago                                               13,600      923
 NationsBank                                                 13,000      855
                                                                     -------
                                                                       3,535
                                                                     -------
COMPUTERS & SERVICES -- 5.9%
 Apple Computer                                               4,500      163
 Compaq Computer*                                             6,800      379
 IBM                                                         16,000    1,557
 Sun Microsystems*                                           14,400    1,123
                                                                     -------
                                                                       3,222
                                                                     -------
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT -- 2.6%
 Emerson Electric                                             3,200      228
 Philips Electronics ADR                                     15,900      614
 Tandy                                                       11,700      578
                                                                     -------
                                                                       1,420
                                                                     -------
ENERGY & POWER -- 4.2%
 Consolidated Edison of New York                             15,900      483
 Detroit Edison                                              27,000      911
 Pacific Gas And Electric                                    30,700      902
                                                                     -------
                                                                       2,296
                                                                     -------
FINANCIAL SERVICES -- 3.4%
 Merrill Lynch                                               11,700  $   649
 S & P Depositary Receipt                                    14,900      870
 Travelers                                                    6,700      338
                                                                     -------
                                                                       1,857
                                                                     -------
FOOD, BEVERAGE & TOBACCO -- 5.5%
 Anheuser Busch                                              16,700    1,102
 Philip Morris Companies                                     17,200    1,454
 Unilever N V ADR                                             3,300      432
                                                                     -------
                                                                       2,988
                                                                     -------
HOSPITAL & MEDICAL SERVICE
 PLANS -- 2.3%
 Tenet Healthcare Corporation*                               54,700      977
 U.S. Healthcare                                              7,600      293
                                                                     -------
                                                                       1,270
                                                                     -------
HOUSEHOLD PRODUCTS -- 1.4%
 Premark International                                       16,600      768
                                                                     -------
INSURANCE -- 5.6%
 Allstate                                                     7,694      283
 Cigna                                                        9,400      931
 CNA Financial*                                               2,200      251
 Loews                                                        6,300      924
 Safeco                                                      10,500      674
 Transport Holdings*                                             34        1
                                                                     -------
                                                                       3,064
                                                                     -------
MACHINERY -- 1.6%
 Deere                                                        7,200      643
 Tenneco                                                      5,100      224
                                                                     -------
                                                                         867
                                                                     -------
MEDICAL PRODUCTS -- 3.3%
 Baxter International                                        23,800      919
 Becton Dickinson                                            13,800      897
                                                                     -------
                                                                       1,816
                                                                     -------
PAPER & PAPER PRODUCTS -- 6.9%
 Champion International                                      17,300      925
 International Paper                                         18,000      666
 Union Camp                                                  15,900      809
 Westvaco                                                    23,550      654
 Willamette Industries                                       12,600      731
                                                                     -------
                                                                       3,785
                                                                     -------
PETROLEUM REFINING -- 9.7%
 Amoco                                                       12,800      818
 Exxon                                                       14,700    1,123
 Imperial Oil                                                16,600      606
 Mobil                                                       10,600    1,068
 Occidental Petroleum                                        23,000      495
 Royal Dutch Petroleum                                        9,600    1,178
                                                                     -------
                                                                       5,288
                                                                     -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                      Market
                                                                      Value
A + F LARGE-CAP FUND (Continued)                        Shares        (000)
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.7%
 Bristol Myers Squibb                                   17,000         $ 1,297
 Rhone Poulenc Rorer                                     4,800             226
 Upjohn                                                 20,400           1,035
                                                                       -------
                                                                         2,558
                                                                       -------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.8%
 Eastman Kodak                                           7,300             457
                                                                       -------
RETAIL -- 4.9%
 Dillard Department Stores,
  Class A                                               26,500             719
 Gap                                                     7,500             295
 J C Penney                                             11,300             476
 Limited                                                20,200             371
 May Department Stores                                  20,900             821
                                                                       -------
                                                                         2,682
                                                                       -------
SEMI-CONDUCTORS -- 5.8%
 Advanced Micro Devices*                                22,500             537
 Intel                                                  11,200             783
 Micron Technology                                      14,300           1,010
 National Semiconductor*                                 9,200             224
 Texas Instruments                                       8,900             607
                                                                       -------
                                                                         3,161
                                                                       -------
SPORTING AND ATHLETIC GOODS -- 2.6%
 Nike, Class B                                          18,600           1,056
 Reebok International                                   11,500             391
                                                                       -------
                                                                         1,447
                                                                       -------
STEEL & STEEL WORKS -- 1.4%
 Phelps Dodge                                           12,300             780
                                                                       -------
TELEPHONES & TELECOMMUNICATION -- 8.9%
 Ameritech                                               4,400             238
 BellSouth                                              17,500           1,338
 MCI Communications                                     38,200             953
 NYNEX                                                   5,900             277
 Pacific Telesis Group                                  33,900           1,030
 Sprint                                                 26,600           1,024
                                                                       -------
                                                                         4,860
                                                                       -------
TIRE AND RUBBER -- 1.0%
 Goodyear Tire And Rubber                               14,100             536
                                                                       -------
TOTAL COMMON STOCK
 (Cost $48,506,218)                                                     54,498
                                                                       -------

                                                          Face         Market
                                                        Amount         Value
A + F LARGE-CAP FUND (Concluded)                          (000)        (000)
------------------------------------------------------------------------------
CASH EQUIVALENTS -- 0.2%
 Tempfund
  5.725%,                                               $95            $    95
                                                                       -------
TOTAL CASH EQUIVALENTS
 (Cost $94,968)                                                             95
                                                                       -------
TOTAL INVESTMENTS -- 99.9%
 (Cost $48,601,186)                                                     54,593
                                                                       -------
OTHER ASSETS AND LIABILITIES -- 0.1%
 Other Assets and Liabilities, Net                                          68
                                                                       -------
NET ASSETS:
 Portfolio shares (unlimited authorization--no par
 value) based on 4,392,792 outstanding shares of
 beneficial interest                                                    44,032
 Undistributed net investment income                                        56
 Accumulated net realized gain                                           4,581
 Net unrealized appreciation on investments                              5,992
                                                                       -------
TOTAL NET ASSETS: -- 100.0%                                            $54,661
                                                                       =======
 Net Asset Value, Offering Price and Redemption Price
  Per Share                                                            $ 12.44
                                                                       =======

* Non-income producing security.
ADR--American Depository Receipt

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND

For the year ended October 31, 1995

                                                                         A+F
                                                                      LARGE-CAP
                                                                        FUND
                                                                     -----------
                                                                      11/01/94
                                                                     TO 10/31/95
A + F LARGE-CAP FUND                                                    (000)
--------------------------------------------------------------------------------
Investment Income:
 Dividend Income...................................................    $ 1,230
 Interest Income...................................................         13
--------------------------------------------------------------------------------
  Total Investment Income..........................................      1,243
--------------------------------------------------------------------------------
Expenses:
 Advisory Fees.....................................................        186
 Administrative Fees...............................................         92
 Custodian Fees....................................................          5
 Professional Fees.................................................         23
 Transfer Agent Fees...............................................         12
 Printing Fees.....................................................          4
 Directors' Fees...................................................          4
 Registration and Filing Fees......................................          1
 Pricing Fees......................................................          2
 Amortization of Deferred Organizational Costs.....................          3
 Insurance and Other Fees..........................................          1
--------------------------------------------------------------------------------
  Total Expenses...................................................        333
--------------------------------------------------------------------------------
  Net Investment Income............................................        910
--------------------------------------------------------------------------------
 Net Realized Gain from Securities Sold............................      5,858
 Net Unrealized Appreciation of Investment Securities..............      4,742
--------------------------------------------------------------------------------
  Net Realized and Unrealized Gain on Investments..................     10,600
--------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations..............    $11,510
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS               THE ADVISORS' INNER CIRCLE FUND

For the year ended October 31, 1995

                                                                  A+F
                                                               LARGE-CAP
                                                                  FUND
                                                        ------------------------
                                                         11/01/94   11/12/93 (2)
                                                        TO 10/31/95 TO 10/31/94
A + F LARGE-CAP FUND                                       (000)       (000)
--------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income...............................    $   910     $   761
  Net Realized Gain (Loss) on Securities Sold.........      5,858      (1,277)
  Net Unrealized Appreciation of Investment
   Securities.........................................      4,742       1,250
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
    Operations........................................     11,510         734
--------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income...............................       (891)       (724)
--------------------------------------------------------------------------------
   Total Distributions................................       (891)       (724)
--------------------------------------------------------------------------------
Capital Share Transactions:
  Shares Issued.......................................      3,973      40,008
  Shares Issued in Lieu of Cash Distributions.........        891         724
  Shares Redeemed.....................................     (1,414)       (150)
--------------------------------------------------------------------------------
  Increase in Net Assets Derived from Capital Share
   Transactions.......................................      3,450      40,582
--------------------------------------------------------------------------------
   Total Increase in Net Assets.......................     14,069      40,592
--------------------------------------------------------------------------------
Net Assets:
  Beginning of Period.................................     40,592         --
--------------------------------------------------------------------------------
  End of Period.......................................    $54,661     $40,592
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares Issued and Redeemed:
  Shares Issued.......................................        361       4,017
  Issued in Lieu of Cash Distributions................         81          75
  Redeemed............................................       (126)        (15)
--------------------------------------------------------------------------------
   Net Increase in Share Transactions.................        316       4,077
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(2) The A+F Large-Cap Fund commenced operations on November 12, 1993.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

For a Share Outstanding Throughout the Period

            Net               Realized and                                Net               Net                  Ratio
           Asset               Unrealized  Distributions                 Asset            Assets      Ratio      of Net
           Value      Net       Gains or     from Net    Distributions   Value              End    of Expenses   Income
         Beginning Investment  Losses on    Investment   from Capital     End    Total   of Period to Average  to Average
         of Period   Income    Securities     Income         Gains     of Period Return    (000)   Net Assets  Net Assets
         --------- ---------- ------------ ------------- ------------- --------- ------  --------- ----------- ----------
-----------------------
A+F LARGE-CAP FUND
------------------
1995      $ 9.96      0.21        2.48         (0.21)         --        $12.44   27.31%   $54,661    0.72%       1.96%
1994(1)   $10.00      0.21       (0.05)        (0.20)         --        $ 9.96    1.63%+  $40,592    0.70%*      2.13%*
                       Ratio
                       of Net
            Ratio      Income
         of Expenses (Loss) to
         to Average   Average
         Net Assets  Net Assets Portfolio
         (Excluding  (Excluding Turnover
          Waivers)    Waivers)    Rate
         ----------- ---------- ---------
-----------------------
A+F LARGE-CAP FUND
------------------
1995       0.72%       1.96%     126.47%
1994(1)    0.80%*      2.03%*     79.23%

 * Annualized
 + Total Return is cumulative since inception.
(1) The A+F Large-Cap Fund commenced operations on November 12, 1993.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1995
1. Organization:

THE ADVISOR'S INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eleven portfolios. The financial statements herein present those of the A+F Large-Cap Fund (the "Fund"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

  Security Valuation--Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

  Federal Income Taxes--It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

  Security Transactions and Related Income-- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Cost used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

                                                 THE ADVISORS' INNER CIRCLE FUND


  Net Asset Value Per Share--The net asset value per share of the Fund is calculated on each business day, by dividing the total value of assets, less liabilities, by the number of shares outstanding.

  Other--Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of its relative daily net assets to those of the Trust.

  Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

  Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principals. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

3. Organization Costs and Transactions with Affiliates:

The Fund incurred organization costs of approximately $13,000. These costs have been capitalized by the fund and are being amortized over sixty months commencing with operations. In the event of the initial shares of the fund redeemed by any holder thereof during the period that the fund is amortizing its organizational costs the redemption proceeds payable to the holder thereof by the fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $4,000 for organizational work performed by a law firm of which an officer of the fund is a partner.

Certain officers and trustees of the Trust are also officers of SEI Financial Management Company (the "Administrator") and/or SEI Financial Services Company (the "Distributor"). Such officers and trustees are paid no fees by the Trust for serving as officers and trustees of the Trust.

NOTES TO FINANCIAL STATEMENTS (concluded)

October 31, 1995

4. Administration, Shareholder Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement dated November 14, 1991, under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or
 .20% of the Fund's average daily net assets up to $100 million, .15% on the next $100 million and .10% on assets in excess of $200 million.

DST Systems, Inc., (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991. The Distributor receives no fees for its distribution services under this agreement.

5. Investment Advisory and Custodian Agreements:

The Fund and Aronson+Fogler (the "Advisor") are parties to an Investment Advisory Agreement dated October 15, 1993 under which the Advisor receives an annual fee equal to .40% of the Fund's average daily net assets. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit operating expenses to not more than .75% of the average daily net assets of the Fund. Fee waivers are voluntary and may be terminated at any time.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are charged on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold in the Fund.

                                                 THE ADVISORS' INNER CIRCLE FUND

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1995, are as follows:

                                                                   A+F LARGE-CAP
                                                                    FUND (000)
                                                                   -------------
Purchases
 Government.......................................................    $     0
 Other............................................................     61,890
Sales
 Government.......................................................    $     0
 Other............................................................     58,430

At October 31, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal Income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 1995, is as follows:

                                                                   A+F LARGE-CAP
                                                                    FUND (000)
                                                                   -------------
Aggregate gross unrealized appreciation...........................    $7,549
Aggregate gross unrealized depreciation...........................    (1,557)
                                                                      ------
Net unrealized appreciation.......................................    $5,992
                                                                      ======

7. Capital Loss Carryforward

The A+F Large Cap Fund utilized their entire capital loss carryforward balance of $1,276,903 to reduce realized gains incurred which otherwise would have been distributed.

                             NOTICE TO SHAREHOLDERS
                                       OF
                        THE ADVISORS' INNER CIRCLE FUND
                                   UNAUDITED

For the shareholders that do not have an October 31, 1995 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1995 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1995, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                                            (A)           (B)
                                         LONG TERM     ORDINARY         (C)
                                       CAPITAL GAIN     INCOME         TOTAL
                                       DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS
     PORTFOLIO                          (TAX BASIS)   (TAX BASIS)   (TAX BASIS)
     ---------                         ------------- ------------- -------------
A + F LARGE-CAP FUND..................       0%          100%          100%
                                            (D)           (E)           (F)
                                        QUALIFYING    TAX EXEMPT      FOREIGN
     PORTFOLIO                         DIVIDENDS(1)    INTEREST     TAX CREDIT
     ---------                         ------------- ------------- -------------
A + F LARGE-CAP FUND..................      80%            0%            0%

--------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 * Items (A) and (B) are based on a percentage of the portfolio's total distributions.
** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

                                                                    A+F-F-004-02

                        THE ADVISORS' INNER CIRCLE FUND

                             HGK FIXED INCOME FUND


                         ANNUAL REPORT TO SHAREHOLDERS

                             AS OF OCTOBER 31, 1995

               THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED
                BY A CURRENT PROSPECTUS FOR THE FUND DESCRIBED.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

HGK FIXED INCOME FUND

INVESTMENT OBJECTIVES

The HGK Fixed Income Fund seeks total return through current income and capital appreciation consistent with the preservation of capital. The Fund's goal is to outperform the Lehman Brothers Government/Corporate Bond Index while taking less risk. HGK controls risk by maintaining a relatively duration-neutral posture versus the index, while adding value through the overweighting of particular sectors or areas of the yield curve. The Fund invests primarily in U.S. Government securities, investment-grade corporate bonds, and asset-backed securities.

PERFORMANCE SUMMARY

The HGK Fixed Income Fund produced a total return for the period ended October 31, 1995 of 15.93% (net of fees) versus a total return of 16.16% for the Lehman Brothers Government/Corporate Index. The Fund has also grown to over $10 million in assets.

Bond market conditions were extremely volatile during the period. Since October, 1994 interest rates declined significantly across the yield curve. For example the yield on the two year U.S. Treasury note declined from 6.83% to 5.60%; the ten year U.S. Treasury Note declined from 7.80% to 6%, and the yield on the thirty year U.S. Treasury Bond declined from 7.97% to 6.33%.

The bear market of 1994, which was fueled by robust economic growth and overblown inflation fears, gave way to a significant bond market recovery in 1995. An economic "soft landing", a scenario which includes modest economic growth and benign inflation, provided the impetus for the dramatic decline in interest rates and a shift to a more accommodative monetary policy by the Federal Reserve. Recent evidence pointing to a sluggish manufacturing sector, subdued job growth, and lackluster consumer spending leaves open the possibility of the Federal Reserve lowering the interest rate on loans charged to banks (Fed Funds Rate) for a second time this year in December. While the bond market, as well as HGK currently anticipates future Fed easings, the timing and magnitude of such moves depends on the outcome of balanced budget negotiations in Washington and the Fed's perception of future economic growth and inflation.

The "soft landing" of the economy in 1995 proved to be beneficial to corporate bonds as well. Corporate credit quality improved as a result of stronger earnings and debt reduction, causing yield spreads on corporate bonds to narrow sharply versus Treasury bonds. This contraction of spreads has lead to significant outperformance of corporate bonds relative to government bonds thus far in 1995. The fundamental and technical environment for corporate bonds (improving credit profiles, institutional shifts to corporates over mortgages as the preferred yield-advantage sector, and limited new issue supply) looks to remain strong and we expect corporates to continue to lead the market going forward.

Comparison of Change in the Value of a $20,000 Investment in the HGK Fixed Income Fund versus the Lehman Brothers Government/Corporate Bond Index.

                        ---------------------------------
                               Total Return/(1)/
                        ---------------------------------
                           Annualized     Cumulative
                              Since          Since
                          Inception/(2)/  Inception/(2)/
                        ---------------------------------
                             16.07%          15.93%
                        ---------------------------------

                           [LINE GRAPH APPEARS HERE]

MD+A section:
     A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $20,000 in the HGK Fixed Income Fund from November 30, 1995 through
     October 31, 1995 as compared with the growth of a $20,000 investment in the Lehman Brothers Government/Corporate Bond Index. The plot points used to draw the line graph were as follows:


Period Ended     Growth of $20,000 Invested   Growth of $20,000 Invested
                 in the HGK Fixed Income      in the Lehman Brothers Government/
                 Fund                         Corporate Bond Index\
11/30/94                   $20,000                       $20,000
10/31/95                    22,999                        23,273

/(1)/ These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
/(2)/ The HGK Fixed Income Fund commenced operations on November 3, 1994.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of HGK Fixed Income Fund of The Advisors' Inner Circle Fund:

We have audited the accompanying statements of net assets of HGK Fixed Income Fund (one of the funds constituting The Advisors' Inner Circle Fund) as of October 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that out audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HGK Fixed Income Fund of The Advisors' Inner Circle Fund as of October 31, 1995, the results of its operations, changes in its net assets, and financial highlights for the period presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, PA
December 5, 1995

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                  [PIE CHART APPEARS HERE]

A pie chart depicting industry breakdowns in the HGK Fixed Income Fund as a percentage of Total Fund Investments. The breakdown is as follows:

                 Industry                   %
                 --------                   -
                 Industrial                27%
                 U.S. Gov't Agency         26%
                 U.S. Treasury             18%
                 Financial                 10%
                 Repurchase Agreements      7%
                 Yankee                     7%
                 Utility                    4%
                 Asset Backed               1%

                                                               Face     Market
                                                              Amount    Value
HGK FIXED INCOME FUND                                          (000)    (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 47.5%
 Asarco
  8.500%, 05/01/25                                             $350  $   386
 Brascan Yankee Bond
  7.375%, 10/01/02                                              250      249
 CCP Insurance
  10.500%, 12/15/04                                             250      273
 Countrywide Funding MTN
  6.880%, 08/03/98                                              150      152
 Dresdner Bank
  6.625%, 09/15/05                                              500      503
 General Motors Acceptance Corporation
  6.625%, 10/01/02                                              350      352
 General Motors Corporation
  7.400%, 09/01/25                                              175      179
 IBM
  6.375%, 11/01/97                                              290      291
 KMart
  7.950%, 02/01/23                                              225      188
 Lehman Brothers
  5.040%, 12/15/03                                              300      297
 Niagara Mohawk Power
  7.750%, 05/15/06                                              500      451
 Philip Morris Companies
  8.750%, 12/01/96                                              400      412
 Republic of Italy Global Bond
  6.875%, 09/27/23                                              250      230
 Time Warner
  7.950%, 02/01/00                                              475      496
 Union Pacific Railroad
  8.350%, 05/01/25                                              450      489
                                                                     -------
TOTAL CORPORATE BONDS
 (Cost $4,864,504)                                                     4,948

U.S. GOVERNMENT AGENCY OBLIGATION -- 25.4%
 FHLB
  5.000%, 07/16/96                                             $250  $   249
 FHLMC
  7.360%, 03/05/98                                              375      376
  6.730%, 03/21/01                                              250      251
 FNMA
  6.020%, 09/19/97 callable 9/16/96 @ 100                       375      375
 FNMA MTN
  7.375%, 03/28/05                                              450      483
  7.650%, 05/04/05                                              150      152
 FNMA Pool# 50759
  6.000%, 07/01/00                                              208      205
 FNMA Series 1994-M3 Class A CMO
  7.710%, 04/25/06                                              246      257
 SLMA
  5.240%, 03/03/97                                              300      297
                                                                     -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
 (Cost $2,583,702)                                                     2,645
                                                                     -------
U.S. TREASURY OBLIGATIONS -- 17.7%
 U.S. Treasury Bonds
  7.500%, 11/15/16                                              425      479
  7.250%, 08/15/22                                              200      221
 U.S. Treasury Notes
  7.500%, 01/31/96                                              250      251
  7.250%, 02/15/98                                              300      310
  7.500%, 11/15/01                                              400      432
  5.750%, 08/15/03                                              150      148
                                                                     -------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $1,736,923)                                                     1,841
                                                                     -------
ASSET BACKED SECURITIES -- 1.3%
 Ford Credit Grantor Trust 94b A
  7.300%, 10/15/99                                              139      141
                                                                     -------
TOTAL ASSET BACKED SECURITIES
 (Cost $138,725)                                                         141
                                                                     -------
REPURCHASE AGREEMENT -- 6.6%
 Lehman Brothers Securities 5.54%, dated 10/31/95, matures
  11/01/95, repurchase price $685,478 (collateralized by U.S.
  Treasury Note, par value 692,771, 6.625%, matures 03/31/97:
  market value 705,905)                                                  685
                                                                     -------
TOTAL REPURCHASE AGREEMENT
 (Cost $685,478)                                                         685
                                                                     -------
TOTAL INVESTMENTS -- 98.5%
 (Cost $10,009,332)                                                  $10,260
                                                                     =======

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                       Market
                                                                        Value
HGK FIXED INCOME FUND                                                   (000)
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.5%
 Other Assets and Liabilities, Net                                     $   160
                                                                       =======
NET ASSETS:
 Portfolio shares (unlimited authorization--no par value) based on
  957,731 outstanding shares of beneficial interest                      9,752
 Accumulated net realized gain on investments                              417
 Net unrealized appreciation on investments                                251
                                                                       -------
TOTAL NET ASSETS: -- 100.0%                                            $10,420
                                                                       =======
 Net Asset Value, Offering Price and Redemption Price Per Share        $ 10.88
                                                                       =======

CMO--Collateralized Mortgage Obligation
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
MTN--Medium Term Note
SLMA--Student Loan Marketing Association

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND

For the period ended October 31, 1995

                                                                        HGK
                                                                    FIXED INCOME
                                                                        FUND
                                                                    ------------
                                                                    11/03/94(1)
                                                                    TO 10/31/95
                                                                       (000)
--------------------------------------------------------------------------------
Investment Income:
 Interest Income..................................................     $  584
--------------------------------------------------------------------------------
  Total Investment Income.........................................        584
--------------------------------------------------------------------------------
Expenses:
 Investment Advisory Fees.........................................         39
 Waiver of Investment Advisory Fees...............................        (39)
 Contributions by Adviser.........................................        (69)
 Administrative Fees..............................................         74
 Custodian Fees...................................................          4
 Professional Fees................................................         24
 Transfer Agent Fees..............................................         16
 Printing Fees....................................................          6
 Directors' Fees..................................................          4
 Registration and Filing Fees.....................................         11
 Insurance and Other Fees.........................................          3
 Amortization of Deferred Organizational Costs....................          3
 Pricing Fees.....................................................          3
--------------------------------------------------------------------------------
  Total Expenses..................................................         79
--------------------------------------------------------------------------------
   Net Investment Income..........................................        505
--------------------------------------------------------------------------------
 Net Realized Gain from Securities Sold...........................        417
 Net Unrealized Appreciation of Investment Securities.............        251
--------------------------------------------------------------------------------
  Net Realized and Unrealized Gain on Investments.................        668
--------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations.............     $1,173
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The HGK Fund Commenced operations on November 3, 1994.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS               THE ADVISORS' INNER CIRCLE FUND

For the period ended October 31, 1995

                                                                        HGK
                                                                    FIXED INCOME
                                                                        FUND
                                                                    ------------
                                                                    11/03/94(2)
                                                                    TO 10/31/95
                                                                       (000)
--------------------------------------------------------------------------------
Investment Activities:
 Net Investment Income.............................................   $   505
 Net Realized Gain on Securities Sold..............................       417
 Net Unrealized Appreciation of Investment Securities..............       251
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.............     1,173
--------------------------------------------------------------------------------
Distributions to Shareholders:
 Net Investment Income.............................................      (505)
--------------------------------------------------------------------------------
  Total Distributions..............................................      (505)
--------------------------------------------------------------------------------
Capital Share Transactions:
 Shares Issued.....................................................    10,408
 Shares Issued in Lieu of Cash Distributions.......................       504
 Shares Redeemed...................................................    (1,160)
--------------------------------------------------------------------------------
 Increase in Net Assets Derived from Capital Share Transactions....     9,752
--------------------------------------------------------------------------------
  Total Increase in Net Assets.....................................    10,420
--------------------------------------------------------------------------------
Net Assets:
 Beginning of Period...............................................       --
--------------------------------------------------------------------------------
 End of Period.....................................................   $10,420
--------------------------------------------------------------------------------
Shares Issued and Redeemed:
 Shares Issued.....................................................     1,022
 Issued in Lieu of Cash Distributions..............................        48
 Redeemed..........................................................      (112)
--------------------------------------------------------------------------------
  Net Increase in Share Transactions...............................       958
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(2) The HGK Fund commenced operations on November 3, 1994.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

For a Share Outstanding Throughout the Period

            Net               Realized and                                Net               Net                  Ratio
           Asset               Unrealized  Distributions                 Asset            Assets      Ratio      of Net
           Value      Net       Gains or     from Net    Distributions   Value              End    of Expenses   Income
         Beginning Investment  Losses on    Investment   from Capital     End     Total  of Period to Average  to Average
         of Period   Income    Securities     Income         Gains     of Period Return    (000)   Net Assets  Net Assets
         --------- ---------- ------------ ------------- ------------- --------- ------- --------- ----------- ----------
---------------------
HGK FIXED INCOME FUND
---------------------
1995(1)   $10.00      0.67        0.88         (0.67)         --        $10.88   16.07%*  10,420     1.00%*      6.38%*
                              Ratio
              Ratio       of Net Income
           of Expenses      (Loss) to
           to Average        Average
           Net Assets      Net Assets
           (Excluding      (Excluding    Portfolio
           Waivers and     Waivers and   Turnover
         Reimbursements) Reimbursements)   Rate
         --------------- --------------- ---------
---------------------
HGK FIXED INCOME FUND
---------------------
1995(1)      2.37%*          5.01%*       300.48%

 * Annualized
(1) The HGK Fixed Income Fund commenced operations on November 3, 1994.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND

October 31, 1995
1. Organization:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eleven portfolios. The financial statements herein present those of the HGK Fixed Income Fund (the "Fund"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

  Security Valuation -- Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

  Federal Income Taxes -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal Income taxes is required.

  Security Transactions and Related Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest Income is recognized on the accrual basis. Cost used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

  Net Asset Value Per Share -- The net asset value per share of the Fund is calculated on each business day, by dividing the total value of assets, less liabilities, by the number of shares outstanding.

  Other -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets.

  Distributions from net investment income are declared daily and paid to Shareholders monthly. Any net realized capital gains are distributed to Shareholders at least annually.

  Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principals. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

3. Organization Costs and Transactions with Affiliates:

The Fund incurred organization costs of approximately $13,000. These costs have been capitalized by the fund and are being amortized over sixty months commencing with operations. In the event of the initial shares of the fund redeemed by any holder thereof during the period that the fund is amortizing its organizational costs the redemption proceeds payable to the holder thereof by the fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $11,000 for organizational work performed by a law firm of which an officer of the fund is a partner.

Certain officers and trustees of the Trust are also officers of SEI Financial Management Company (the "Administrator") and/or SEI Financial Services Company (the "Distributor"). Such officers and trustees are paid no fees by the Trust for serving as officers and trustees of the Trust.

4. Administration, Shareholder Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement, under which the

NOTES TO FINANCIAL STATEMENTS (concluded)        THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or .20% of the Fund's average daily net assets.

DST Systems Inc., 811 Main Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. Investment Advisory and Custodian Agreements:

The Trust and HGK Asset Management, Inc. (the "Advisor") are parties to an Investment Advisory Agreement under which the Advisor receives an annual fee equal to .50% of the Fund's average daily net assets. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit operating expenses to not more than 1.00% of the average daily net assets of the Fund. Fee waivers are voluntary and may be terminated at any time.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold in the Fund.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended October 31, 1995 are as follows:

                                                                HGK FIXED INCOME
                                                                   FUND (000)
                                                                ----------------
Purchases
 Government....................................................     $10,129
 Other.........................................................      20,751
Sales
 Government....................................................     $ 6,385
 Other.........................................................      15,862

At October 31, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal Income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 1995, is as follows:

                                                                HGK FIXED INCOME
                                                                   FUND (000)
                                                                ----------------
Aggregate gross unrealized appreciation........................       $312
Aggregate gross unrealized depreciation........................        (61)
                                                                      ----
Net unrealized appreciation....................................       $251
                                                                      ====

                             NOTICE TO SHAREHOLDERS
                                       OF
                        THE ADVISORS' INNER CIRCLE FUND
                                  (UNAUDITED)

For the shareholders that do not have an October 31, 1995 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1995 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1995, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                                            (A)           (B)
                                         LONG TERM     ORDINARY         (C)
                                       CAPITAL GAIN     INCOME         TOTAL
                                       DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS
    PORTFOLIO                           (TAX BASIS)   (TAX BASIS)   (TAX BASIS)
    ---------                          ------------- ------------- -------------
HGK Fixed Income Fund.................       0%          100%          100%
                                            (D)           (E)           (F)
                                        QUALIFYING    TAX EXEMPT      FOREIGN
    PORTFOLIO                          DIVIDENDS(1)    INTEREST     TAX CREDIT
    ---------                          ------------- ------------- -------------
HGK Fixed Income Fund.................       0%            0%            0%

--------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 * Items (A) and (B) are based on a percentage of the portfolio's total distributions.
** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

                                                                    HGK-F-004-01

Dear Shareholder:

We welcome you to the FMC Select Fund (the "Fund"). This is the first annual report and covers the period from inception on May 8, 1995 through the fiscal year ended October 31, 1995. During this period the total return for the Fund was 10.60%, placing performance between that of the Standard & Poor's 500 Index (12.35%) and the Dow Jones Industrials Index (9.83%), and above that of the Merrill Lynch Corporate/Government Short Term Index (5.14%, one to ten year maturities). Within one month of inception the Fund reached its targeted equity allocation of 75-85% and remained within this range for the rest of the period. The remaining assets were placed in investment grade, medium term, fixed income instruments and cash. While this portion of the Fund acts as a restraint on performance in robust equity markets, such as the recent environment, it should help preserve capital during corrections.

Comparison of Change in the Value of a $10,000 Investment in the FMC Select Fund, versus the S&P 500 Index, the Dow Jones Industrial Average, and the Merrill Lynch 1-10 Year Corporate/Government Index (Computed from May 31, 1995 through October 31, 1995)

                        ----------------------------------
                               Total Return/(1)/
                        ----------------------------------
                           Annualized      Cumulative
                              Since           Since
                          Inception/(2)/  Inception/(2)/
                        ----------------------------------
                              23.25%          10.60%
                        ----------------------------------

[GRAPH APPEARS HERE]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in The FMC Select Fund from May 31, 1995 through October 31, 1995 as compared with the growth of a $10,000 investment in the S&P 500 Index, the Dow Jones Industrial Average, and the Merrill Lynch 1-10 Year Corporate/Government Index. The plot points used to draw the line graph were as follows:

Period              Growth of $10,000           Growth of $10,000           Growth of $10,000           Growth of $10,000
Ended               Invested in the FMC         Invested in the S&P         Invested in the Dow         Invested in the
                    Select Fund                 500 Index                   Jones Industrial            Merrill Lynch 1-10
                                                                            Average                     Year Corporate/
                                                                                                        Government Index
5/31/95             $10,000                     $10,000                     $10,000                     $10,000
10/31/95             10,844                      11,066                      10,764                      10,353

/(1)/ These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
/(2)/ The FMC Select Fund commenced operations on May 8, 1995.

The table below provides a weighted average statistical snapshot of the equity portion of the Fund. For those of you who are less statistically inclined, the key point is that the Fund is invested in profitable businesses selling at attractive valuations.

                                                         FMC
                                                       SELECT
                                                        FUND        S&P
                                                       (EQUITY  INDUSTRIALS
                                                      HOLDINGS)    INDEX
---------------------------------------------------------------------------
QUALITY
Return-on-Equity (ROE) [1]                             21%        20%
Period Needed to Retire Debt from Free Cash Flow [2]   3 Years    7 Years
Estimated Annual EPS Growth for 1996-2000              12%        8%
VALUATION
1996E Price/Earnings                                   13.4X      15.4X
---------------------------------------------------------------------------

[1] The ROE is based on net income for the trailing four quarters ended 9/30/95 and the average equity over that period. ROE provides insight into both the quality of the business and the quality of management in its use of the shareholders' resources. Given the portfolio's heavy skewing towards businesses with franchises that make them significantly less dependent on the business cycle than those in the S&P, it is anticipated that the portfolio's "ROE advantage" relative to the S&P should expand in a recession.
[2] Free cash flow is defined for this purpose as net income plus depreciation and amortization minus capital expenditures. We have intentionally omitted dividends from this calculation in order to separate the enterprise's underlying economics (the cash generated from operations) from dividend policy (which is a financing decision). Careful analysis of both working capital and free cash flow is often more valuable than reported net income in evaluating changes in a business's fundamentals.

                           [PIE CHART APPEARS HERE]

A pie chart depicting industry breakdowns in the FMC Select Fund as a percentage of Total Fund Investments. The breakdown is as follows:

                      Portfolio Composition
                Industry                        %
                --------                        -
                Banking                         11%
                Financial Services              11%
                Media                           11%
                Specialty Chemicals             10%
                Consumer Products                9%
                Healthcare                       8%
                U.S. Treasury                    8%
                Food, Beverage &
                  Tobacco                        5%
                Railroads                        5%
                Corporate Obligations            4%
                Other                           18%

Three industry segments each accounted for over 10% of the portfolio as of October 31, 1995: Financial Services (11.4%), Banks (10.4%) and Media (10.7%). Our substantial positions in these three industries are driven by what we believe are attractive valuations of quality businesses. The Fund's largest holding in Financial Services is Federal Home Loan Mortgage Corp. (4.5% of the portfolio), also known as "Freddie Mac". Freddie Mac shares a duopoly along with Fannie Mae in the securitization of residential mortgages. Both duopolists earn ROE's in excess of 20% and continue to put incremental capital to work at ROE's in the mid-20's in both mortgage securitization and by retaining mortgages for investment. Freddie Mac has the additional advantage of having significantly more balance sheet capacity to retain incremental mortgages, leading to mid to high teens estimated earnings per share (EPS) growth for the remainder of the decade. Freddie Mac is selling at 10.5X 1996E EPS.

Banks constitute our second largest industry segment. The Fund owns six small and medium sized regional banks and thrifts, all of which are disciplined lenders with solid balance sheets and high market shares in their respective geographies. These are the same characteristics that the dozen or so emerging national banks use in targeting acquisitions. Two of the holdings, Compass Bancshares and Commercial Federal, have experienced proxy fights to put the banks up for sale. While we would be surprised if all six of these holdings are independent three years from now, we are content to own them without an acquisition, given that they are, cumulatively, selling at about 8.5X 1996E EPS and growing earnings at over 10% per annum.

Media constitutes the Fund's third largest industry segment, with Gannett (4.7% of the portfolio) constituting both the largest media and portfolio holding. Gannett is the nation's leading newspaper chain and owner of USA Today, the only truly national newspaper. Virtually all of Gannett's 82 local dailies (over 70% of income) represent extremely profitable mini-monopolies, in that they are the only vehicle through which many niche advertisers can efficiently reach consumers. Gannett's newspapers should generate over $500MM in free cash flow in 1995. Management has been a prudent allocator of this cash flow, repurchasing over 15% of Gannett's shares in the past four years and limiting acquisitions to those which are accretive to cash flow, such as the recent Multimedia acquisition. In addition, USA Today, which was a drag on earnings until recently, may well experience a surge in profits for the rest of the decade, as it has finally achieved the critical mass of over 2MM subscribers needed to make it attractive to national advertisers at substantially higher ad rates. Gannett is selling at 14.5X 1996E EPS.

We trust that this report has given you useful insights into how we are managing your assets. We appreciate your confidence.

Very truly yours,

/s/ Bernard Groveman         /s/ William McElroy            /s/ A. Byron Nimocks

Bernard Groveman             William McElroy                A. Byron Nimocks
Equity Manager               Fixed Income Manager           Equity Manager

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of
FMC Select Fund of
The Advisors' Inner Circle Fund:

We have audited the accompanying statement of net assets of FMC Select Fund (one of the funds constituting The Advisors' Inner Circle Fund) as of October 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMC Select Fund of The Advisors' Inner Circle Fund as of October 31, 1995, the results of its operations, changes in its net assets, and financial highlights for the period presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, PA
December 5, 1995

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                      Market
                                                                       Value
FMC SELECT FUND                                           Shares       (000)
-----------------------------------------------------------------------------
COMMON STOCK 84.8%
AUTO & TRUCK RELATED 1.5%
 Mark IV Industries                                        21,400     $   417
                                                                      -------
BANKS 10.8%
 Charter One Financial                                      7,300         207
 Commercial Federal*                                       16,300         536
 Compass Bancshares                                        15,400         477
 Dime Bancorp*                                             52,100         554
 North Fork Bancorporation,
  New York                                                 31,500         689
 TF Financial                                              32,000         476
                                                                      -------
                                                                        2,939
                                                                      -------
BASIC CHEMICALS 4.2%
 Rohm & Haas                                                4,000         221
 W R Grace                                                 16,700         931
                                                                      -------
                                                                        1,152
                                                                      -------
CONSUMER PRODUCTS 8.8%
 Colgate Palmolive                                          5,100         353
 Ekco Group                                               168,600         949
 Gillette                                                  11,400         551
 Warner Lambert                                             6,400         545
                                                                      -------
                                                                        2,398
                                                                      -------
FINANCIAL SERVICES 11.4%
 Federal Home Loan Mortgage Corporation                    15,400       1,066
 Fidelity National Financial                               36,000         572
 Marsh & McLennan                                           4,200         344
 Northern Trust                                            13,400         640
 State Street Boston                                       12,100         470
                                                                      -------
                                                                        3,092
                                                                      -------
FOOD, BEVERAGE & TOBACCO 5.1%
 General Mills                                              5,300         304
 Sara Lee                                                   8,900         261
 UST                                                       27,000         811
                                                                      -------
                                                                        1,376
                                                                      -------

                                                          Shares/
                                                           Face       Market
                                                          Amount       Value
                                                           (000)       (000)
-----------------------------------------------------------------------------
HEALTHCARE 8.2%
 Johnson & Johnson                                          3,700     $   302
 Mallinckrodt Group                                         7,000         243
 Pfizer                                                     9,200         528
 Sierra Health Services*                                   25,000         715
 US Healthcare                                             11,400         439
                                                                      -------
                                                                        2,227
                                                                      -------
MEDIA 10.7%
 Dimac*                                                     4,800         125
 E.W. Scripps                                              10,600         400
 Gannett                                                   20,400       1,109
 Harte-Hanks Communications*                               22,700         687
 Omnicom Group                                              9,200         588
                                                                      -------
                                                                        2,909
                                                                      -------
METALS & MINING 1.3%
 Reynolds Metals                                            6,900         348
                                                                      -------
MULTIPLE INDUSTRY 2.8%
 General Electric                                          12,200         772
                                                                      -------
PACKAGING 2.3%
 Sealed Air*                                               23,600         622
                                                                      -------
RAILROADS 5.1%
 Burlington Northern Santa Fe                               8,600         721
 Southern Pacific Rail*                                    30,000         668
                                                                      -------
                                                                        1,389
                                                                      -------
RETAIL 1.7%
 CML Group                                                 42,700         246
 Sears Roebuck                                              6,100         207
                                                                      -------
                                                                          453
                                                                      -------
SPECIALTY CHEMICALS 9.6%
 Great Lakes Chemical                                      10,700         718
 Loctite                                                   14,700         695
 Lubrizol                                                   4,600         132
 McWhorter Technologies*                                   24,300         365
 Sherwin Williams                                          18,900         711
                                                                      -------
                                                                        2,621
                                                                      -------
SPECIALTY MACHINERY 1.3%
 York International                                         8,100         354
                                                                      -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                           Face       Market
                                                          Amount       Value
FMC SELECT FUND (concluded)                               (000)        (000)
-----------------------------------------------------------------------------
TOTAL COMMON STOCK
 (Cost $21,175,499)                                                   $23,069
                                                                      -------
U.S. TREASURY OBLIGATIONS 7.9%
 United States Treasury Bills
  5.350%, 11/02/95                                            20           20
  5.400%, 11/09/95                                            85           85
  5.300%, 11/16/95                                            14           14
  5.375%, 11/24/95                                           365          363
  5.330%, 11/30/95                                            72           72
  5.300%, 12/07/95                                           277          276
  5.200%, 12/14/95                                            53           53
  5.150%, 12/21/95                                           267          265
  5.350%, 01/04/96                                           181          179
  5.210%, 01/11/96                                            22           22
 United States Treasury Notes
  6.875%, 07/31/99                                           250          259
  8.750%, 08/15/00                                           250          280
  8.000%, 05/15/01                                           250          275
                                                                      -------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $2,145,151)                                                      2,163
                                                                      -------
CORPORATE OBLIGATIONS 4.3%
 AON
  7.400%, 10/01/02                                           150          157
 Bellsouth Trust MTN
  9.190%, 07/01/03                                           178          198
 Commercial Credit
  7.750%, 03/01/05                                           150          161
 General Motors MTN
  8.875%, 05/15/03                                           150          169
 Marriott International
  7.875%, 04/15/05                                           150          160
 Philip Morris
  7.250%, 01/15/03                                           150          154
 United Postal Savings
  9.000%, 07/26/99                                           150          165
                                                                      -------
TOTAL CORPORATE OBLIGATIONS
 (Cost $1,139,048)                                                      1,164
                                                                      -------

                                                           Face       Market
                                                          Amount       Value
                                                          (000)        (000)
-----------------------------------------------------------------------------
GOVERNMENT BOND 2.8%
 Federal Home Loan Mortgage Corporation
  Callable 6/15/00 @ 100
  6.830%, 06/15/05                                           250      $   252
 Federal National Mortgage Association
  8.500%, 01/13/00                                           250          262
 Federal National Mortgage Association
  Principal STRIPS Callable 11/1/96
  0%, 11/01/01                                               250          235
                                                                      -------
TOTAL GOVERNMENT BOND
 (Cost $737,541)                                                          749
                                                                      -------
TOTAL INVESTMENTS 99.8%
 (Cost $25,197,239)                                                    27,145
                                                                      -------
OTHER ASSETS AND LIABILITIES 0.2%
 Other Assets and Liabilities, Net                                         57
                                                                      -------
NET ASSETS:
 Portfolio shares (unlimited
  authorization--no par value)
  based on 2,479,124 shares of
  beneficial interest                                                  25,154
 Undistributed net investment income                                       23
 Accumulated net realized gain on investments                              77
 Net unrealized appreciation on investments                             1,948
                                                                      -------
TOTAL NET ASSETS: (100.0%)                                            $27,202
                                                                      =======
 Net Asset Value, Offering Price
  and Redemption Price Per Share                                      $ 10.97
                                                                      =======

* Non-Income producing security
STRIPS Separate Trading of Registered Interest and Principal Securities MTN--Medium-Term Note

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND

For the period ended October 31, 1995

                                                                         FMC
                                                                       SELECT
                                                                        FUND
                                                                     -----------
                                                                     5/08/95 (1)
                                                                     TO 10/31/95
                                                                        (000)
--------------------------------------------------------------------------------
Investment Income:
 Dividend Income...................................................    $  168
 Interest Income...................................................       178
--------------------------------------------------------------------------------
  Total Investment Income..........................................    $  346
--------------------------------------------------------------------------------
Expenses:
 Investment Advisory Fees..........................................    $   90
 Reimbursements by Adviser.........................................       (54)
 Administrative Fees...............................................        36
 Custodian Fees....................................................         4
 Professional Fees.................................................        14
 Transfer Agent Fees...............................................         8
 Printing Fees.....................................................         5
 Directors' Fees...................................................         2
 Registration and Filing Fees......................................        14
 Pricing Fees......................................................         1
 Insurance and Other Fees..........................................         3
 Amortization of Deferred Organizational Costs.....................         1
--------------------------------------------------------------------------------
  Total Expenses...................................................       124
--------------------------------------------------------------------------------
   Net Investment Income...........................................       222
--------------------------------------------------------------------------------
 Net Realized Gain from Securities Sold............................        77
 Net Unrealized Appreciation of Investment Securities..............     1,948
--------------------------------------------------------------------------------
  Net Realized and Unrealized Gain on Investments..................    $2,025
--------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations..............    $2,247
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The FMC Select Fund Commenced operations on May 8, 1995.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS               THE ADVISORS' INNER CIRCLE FUND

For the Period Ended October 31, 1995

                                                                         FMC
                                                                       SELECT
                                                                        FUND
                                                                     -----------
                                                                     5/08/95(2)
                                                                     TO 10/31/95
                                                                        (000)
--------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income............................................    $   222
  Net Realized Gain on Securities Sold.............................         77
  Net Unrealized Appreciation of Investment Securities.............      1,948
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations............      2,247
--------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income............................................       (199)
--------------------------------------------------------------------------------
   Total Distributions.............................................       (199)
--------------------------------------------------------------------------------
Capital Share Transactions:
  Shares Issued....................................................     25,763
  Shares Issued in Lieu of Cash Distributions......................        --
  Shares Redeemed..................................................       (609)
--------------------------------------------------------------------------------
  Increase in Net Assets Derived from Capital Share Transactions...     25,154
--------------------------------------------------------------------------------
   Total Increase in Net Assets....................................     27,202
--------------------------------------------------------------------------------
Net Assets:
  Beginning of Period..............................................        --
--------------------------------------------------------------------------------
  End of Period....................................................    $27,202
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares Issued and Redeemed:
  Shares Issued....................................................      2,536
  Issued in Lieu of Cash Distributions.............................        --
  Redeemed.........................................................        (57)
--------------------------------------------------------------------------------
  Net Increase in Share Transactions...............................      2,479
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(2) The FMC Select Fund commenced operations on May 8, 1995.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

For a Share Outstanding Throughout the Period

            Net                                                              Net                  Net                  Ratio
           Asset               Realized and   Distributions Distributions   Asset               Assets      Ratio      of Net
           Value      Net       Unrealized      from Net        from        Value                 End    of Expenses   Income
         Beginning Investment Gains or Losses  Investment      Capital       End      Total    of Period to Average  to Average
         of Period   Income    on Securities     Income         Gains     of Period Return (1)   (000)   Net Assets  Net Assets
         --------- ---------- --------------- ------------- ------------- --------- ---------- --------- ----------- ----------
--------------------------
FMC SELECT FUND
---------------
1995(2)   $10.00      0.10         0.96           (0.09)         --        $10.97     10.60%    $27,202     1.10%*     1.96%*
                              Ratio
              Ratio          of Net
           of Expenses    Income (Loss)
           to Average      to Average
           Net Assets      Net Assets    Portfolio
           (Excluding      (Excluding    Turnover
         Reimbursements) Reimbursements)   Rate
         --------------- --------------- ---------
--------------------------
FMC SELECT FUND
---------------
1995(2)       1.57%*          1.49%*       1.87%

  * Annualized
(1) Total Return is cumulative since inception.
(2) The FMC Select Fund commenced operations on May 8, 1995.

   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

1. Organization:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eleven portfolios. The financial statements herein present those of the FMC Select Fund (the "Fund"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

  Security Valuation -- Investment in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

  Federal Income Taxes -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal Income taxes is required.

  Security Transactions and Related Income --Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest Income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

  Net Asset Value Per Share -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

  Other -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets.

  Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

  Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principals. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

3. Organization Costs and Transactions with Affiliates:

The Fund incurred organization costs of approximately $22,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period

NOTES TO FINANCIAL STATEMENTS (concluded)        THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $11,000 for organizational work performed by a law firm of which an officer of the Fund is a partner.

Certain officers and trustees of the Trust are also officers of SEI Financial Management Company (the "Administrator") and/or SEI Financial Services Company (the "Distributor"). Such officers and trustees are paid no fees by the Trust for serving as officers and trustees of the Trust.

4. Administration, Shareholder Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or .20% of the Fund's average daily net assets.

DST Systems Inc., 811 Main Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. Investment Advisory and Custodian Agreements:

The Fund and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .80% of the Fund's average daily net assets. The Adviser has on a voluntary basis, agreed to reimburse Fund expenses in order to limit the Fund's total operating expenses to a maximum of 1.10% of the average daily net assets of the Fund. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold in the Fund.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended October 31, 1995 are as follows:

                                                                      FMC SELECT
                                                                         FUND
                                                                        (000)
                                                                      ----------
Purchases
 Government..........................................................  $ 1,534
 Other...............................................................   22,635
Sales
 Government..........................................................  $   --
 Other...............................................................      396

At October 31, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 1995, is as follows:

                                                                      FMC SELECT
                                                                         FUND
                                                                        (000)
                                                                      ----------
Aggregate gross unrealized appreciation..............................   $2,381
Aggregate gross unrealized depreciation..............................     (433)
                                                                        ------
Net unrealized appreciation..........................................   $1,948
                                                                        ======

                             NOTICE TO SHAREHOLDERS
                                       OF
                        THE ADVISORS' INNER CIRCLE FUND
                                  (UNAUDITED)

For the shareholders that do not have an October 31, 1995 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1995 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1995, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                                            (A)           (B)
                                         LONG TERM     ORDINARY         (C)
                                       CAPITAL GAIN     INCOME         TOTAL
                                       DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS
     PORTFOLIO                          (TAX BASIS)   (TAX BASIS)   (TAX BASIS)
     ---------                         ------------- ------------- -------------
FMC Select Fund.......................       0%          100%          100%
                                            (D)           (E)           (F)
                                        QUALIFYING    TAX EXEMPT      FOREIGN
     PORTFOLIO                         DIVIDENDS(1)    INTEREST     TAX CREDIT
     ---------                         ------------- ------------- -------------
FMC Select Fund.......................      29%            0%            0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
  * Items (A) and (B) are based on a percentage of the portfolio's total distributions.
 ** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     FUND:
                                FMC SELECT FUND
                                P.O. Box 419009
                           Kansas City, MO 64141-6009

                                    ADVISER:
                              FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                     TRUST:
                        THE ADVISORS' INNER CIRCLE FUND
                            680 East Swedesford Road
                                Wayne, PA 19087

                                  DISTRIBUTOR:
                         SEI FINANCIAL SERVICES COMPANY
                            680 East Swedesford Road
                                Wayne, PA 19087

                                 ADMINISTRATOR:
                        SEI FINANCIAL MANAGEMENT COMPANY
                            680 East Swedesford Road
                                Wayne, PA 19087

                                 LEGAL COUNSEL:
                            MORGAN, LEWIS & BOCKIUS
                               1800 M Street N.W.
                              Washington, DC 20006

                        INDEPENDENT PUBLIC ACCOUNTANTS:
                              ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

FMC-F-00301
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                FMC SELECT FUND

                                 ANNUAL REPORT
                                OCTOBER 31, 1995

ADVISED BY:

FIRST MANHATTAN CO.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                    FMC-F-003-01

                        THE ADVISORS' INNER CIRCLE FUND

                           TURNER GROWTH EQUITY FUND

                             TURNER SMALL CAP FUND

                         ANNUAL REPORT TO SHAREHOLDERS

                             AS OF OCTOBER 31, 1995

               THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED
               BY A CURRENT PROSPECTUS FOR EACH FUND DESCRIBED.

                   [LOGO OF TURNER FUND GROUP APPEARS HERE]

                           TURNER GROWTH EQUITY FUND

                  INVESTMENT ADVISER'S REPORT TO SHAREHOLDERS

To Our Shareholders:

For the year ended October 31, 1995, the Turner Growth Equity Fund posted a total return of 21.2% compared to 22.8% for the Lipper Capital Appreciation Funds Index, and 26.4% for the Standard and Poor's 500 Index. Major stock market indexes posted impressive gains during the past year as lower interest rates, low inflation and strong corporate profits provided a powerful catalyst for the market's advance. Since the Fund's inception on March 11, 1992, the annualized total return for the Fund has been 12.6% versus 13.7% for the S&P 500.

Every investment manager eventually encounters an investment climate when their approach does not produce successful results for a period of time. During this difficult stretch of underperformance we experienced, a period that we believe is now behind us, I can assure you that our earnings-driven investment philosophy and disciplined process have not changed. I believe that the process, people, and investment technology are in place to generate superior returns for the Fund over time, and that a significant component of the Fund's lagging performance was attributable to an equity market environment that was temporarily unfavorable toward our style of investing. However, our internal analysis conducted earlier this year also convinced me it was necessary to improve our implementation by making some fine-tuning adjustments in the areas of trading activity, the number of holdings in the Fund, and staffing. All these issues have been addressed, and I believe that the decisions we made contributed to our outperformance since June of this year and will continue to make substantial contributions in the future.

I want to personally thank all our shareholders for your patience during this challenging phase in the life of the Fund. The current economic climate and stock market environment favors our investment style and expertise, and the adjustments we needed to implement are in place and working very effectively. Although the current economic expansion is now in its fifth year, we continue to uncover many exciting investment opportunities among companies with impressive earnings dynamics. As a result, I am confident that we are on track to regain our ranking as a top performer to the benefit of the assets you have entrusted to us.

                                          Sincerely,

                                          /s/ Robert E. Turner

                                          Robert E. Turner
                                          Chairman and Chief Investment
                                           Officer

MANAGEMENT'S DISCUSSION OF PERFORMANCE

TURNER INVESTMENT PARTNERS
THE MARKET ENVIRONMENT

For the year ending October 31, 1995, stocks staged an impressive rebound from the sub-par results delivered during the previous year, and the S&P 500 Index advanced 26.4%. After marking time during the first two months of the fiscal year, the market staged a rally of extraordinary consistency as the S&P 500 rose for ten consecutive months without interruption from December 1994 through September 1995.

The economic environment during the past year was particularly favorable for stocks. Lower interest rates, in conjunction with low inflation and strong corporate profit growth, provided a powerful catalyst for the market's advance. The yield on the 30-year Treasury bond peaked at 8.16% on November 7, 1994 and fell steadily through the year until hitting its low of 6.28% on October 17, 1995. Industry sectors among large cap stocks that performed well included: technology, especially semiconductors; health care stocks, including drugs and medical products; and financial services. Sectors that registered disappointing results included: energy, especially oil and gas drilling; materials & processing, including steel and containers; and consumer discretionary, particularly apparel and specialty retailers.

During the first half of the year, the engines of the market rally were a narrow selection of large cap blue chips, technology stocks and multinationals with foreign currency income. A stable dollar and the market's broader advance later in the year boosted small cap stock performance. However, for the year ending October 31, 1995, the 21.4% return for the Russell 2500 Index of small cap stocks trailed by a significant margin the 26.4% return posted by the S&P 500.

OUR INVESTMENT APPROACH

The firm's approach as a growth-oriented investment manager is to remain fully invested in the stock market at all times and own a broadly diversified portfolio of approximately 100 holdings. We always maintain broad industry sector weightings in line with the market, which frees the investment team to focus its efforts on stock selection. Individual stocks are bought and sold based upon three evaluation criteria: (1) a computer ranking in our proprietary model that identifies stocks with superior earnings and reasonable valuations;
(2) fundamental analysis to evaluate a stock's projected earnings per share relative to consensus expectations; and (3) technical analysis of the stock's money flow, which is a measure of market support for a stock based on price and volume trends. Stocks which are included in the Fund must meet all three criteria. If any of these criteria are violated, the stock is promptly sold.

Our goal for the Fund is to consistently outperform the S&P 500 Index, leading to superior returns over time. We did not meet this goal during the most recent year ended October 31, 1995. Since the inception of the Fund on March 11, 1992, the annualized total return for the Fund of 12.6% which has modestly lagged the S&P 500 return of 13.7% for the same period.

FACTORS RELATING TO FISCAL 1995 PERFORMANCE

Strong relative performance for the Fund during the second half of the year was not sufficient to overcome the lagging results produced earlier in the year. During the early stages of the stock market rally, investors showed a clear preference for consistent, visible earnings and other defensive characteristics in their stock selection. Concerns regarding the dollar, corporate earnings growth, the Fed, and inflation provided plenty of reasons for investors to remain anxious. As a result, the initial stage of the rally was narrowly focused on relatively few large, blue chip, multinationals like Intel, IBM, Philip Morris, Microsoft, and Exxon. During this period it was particularly troublesome for active managers, including ourselves, to keep up with the index.

A related factor that impeded performance is our strategic, but selective commitment to medium and smaller-capitalization companies. As of October 31, 1995, the Fund was comprised of 55% large cap, 40% medium cap and 5% small cap stocks. Our investments in medium and smaller-sized enterprises have been significant contributors to our firm's long-term results. During the past year, however, performance was negatively affected as defensively-oriented investors generally favored large and more liquid issues.

Fund performance improved substantially during the second half of the year. Our experienced investment team has been able to identify companies that can deliver superior earnings gains in the midst of the current economic slowdown, and investors rewarded those companies who reported earnings gains in the second and third quarters that met or exceeded the expectations of Wall Street analysts. The outperformance of medium and smaller-capitalization companies during the second half also contributed to Fund returns.

IN SUMMARY

Although the economic slowdown that began in the second quarter of 1995 will trim overall corporate profit growth during the coming year, we believe that the companies in which the Fund is invested possess outstanding potential for future earnings growth and price appreciation. With the Federal Reserve committed to prolonging the current economic expansion, and inflation not a problem, we expect that investors will continue to favor the type of growth stocks in which we invest.


Comparison of Change in the Value of a $100,000 Investment in the Advisors' Inner Circle Turner Growth Equity Fund, versus the S&P 500 Composite Index.

               -----------------------------------------------
                       Average Annual Total Return/(1)/
               -----------------------------------------------
                 One Year     3 Year     Since Inception/(2)/
               -----------------------------------------------
                  21.15%      13.80%            12.57%
               -----------------------------------------------

                           [LINE GRAPH APPEARS HERE]

     A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $100,000 in the Turner Growth Equity Fund from March 31, 1992 through October 31, 1995 as compared with the growth of a $100,000 investment in the S&P 500 Index. The plot points used to draw the line graph were as follows:

Period Ended     Growth of $100,000 Invested     Growth of $100,000 Invested
                 in the Turner Growth Equity     in the S&P 500 Index
                 Fund

03/31/92         $100,000                        $100,000
10/31/92          103,027                         105,470
10/31/93          130,927                         121,227
10/31/94          125,323                         125,894
10/31/95          151,829                         159,168


/(1)/ These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
/(2)/ The Turner Growth Equity Fund commenced operations on March 11, 1992.

                   [LOGO OF TURNER FUND GROUP APPEARS HERE]

                          TURNER SMALL CAP EQUITY FUND

                  INVESTMENT ADVISER'S REPORT TO SHAREHOLDERS

To Our Shareholders:

For the year ending October 31, 1995, the Turner Small Cap Equity Fund posted a total return of 47.5% compared to 21.4% for the Russell 2500 Index of small-capitalization stocks. Major stock market indexes posted impressive gains during the past year as lower interest rates, low inflation and strong corporate profits provided a powerful catalyst for the market's advance. Since the Fund's inception on February 7, 1994, the annualized total return for the Fund has been 31.4% versus 11.9% for the Russell 2500.

Our sector-neutral approach, which ensures that the Fund weightings in each of ten broad industry sectors are kept in line with the market, enabled us to generate strong returns with less exposure to technology-related stocks than many other small cap growth funds. Performance was fueled by the strong earnings growth dynamics present in the companies in which we are invested. In the midst of the current economic slowdown, we continue to uncover many exciting investment opportunities among smaller companies with dynamic products and services, entrepreneurial and motivated management, and focused business plans.

We appreciate the confidence that you have placed in us and look forward to the opportunity to continue to serve you.

                                          Sincerely,


                                          /s/ William H. Chenoweth

                                          William H. Chenoweth
                                          Senior Equity Portfolio
/s/ Robert E. Turner                      Manager/Analyst
Robert E. Turner
Chairman and Chief Investment
 Officer

MANAGEMENT'S DISCUSSION OF PERFORMANCE

TURNER INVESTMENT PARTNERS
THE MARKET ENVIRONMENT

For the year ending October 31, 1995, stocks staged an impressive rebound from the sub-par results delivered during the previous year. The S&P 500 Index advanced 26.4%, and the Russell 2500 Index of small-capitalization stocks registered a 21.4% return. After marking time during the first two months of the fiscal year, the market staged a rally of extraordinary consistency as the S&P 500 rose for ten consecutive months without interruption from December 1994 through September 1995.

The economic environment during the past year was particularly favorable for stocks. Lower interest rates, in conjunction with low inflation and strong corporate profit growth, provided a powerful catalyst for the market's advance. The yield on the 30-year Treasury bond peaked at 8.16% on November 7, 1994 and fell steadily through the year until hitting its low of 6.28% on October 17, 1995. Industry sectors among small cap stocks which performed well included: technology, which benefited from booming demand for products and services as well as favorable current earnings reports; and financial services, which benefited from a favorable interest rate climate and industry consolidation. Sectors that registered disappointing results included energy and consumer discretionary.

During the first half of the year, the engines of the market rally were a narrow selection of large cap blue chips, technology stocks and multinationals with foreign currency income. A stable dollar and the market's broader advance later in the year boosted small cap stock performance. However, for the year ending October 31, 1995, the 21.4% return for the Russell 2500 Index of small cap stocks trailed by a significant margin the 26.4% return posted by the S&P 500.

OUR INVESTMENT APPROACH

The firm's approach as a growth-oriented investment manager is to remain fully invested in the stock market at all times and own a broadly diversified portfolio of approximately 115 holdings. We always maintain broad industry sector weightings in line with the market, which frees the investment team to focus its efforts on stock selection. Individual stocks are bought and sold based upon three evaluation criteria; (1) a computer ranking in our proprietary model that identifies stocks with superior earnings and reasonable valuations;
(2) fundamental analysis to evaluate a stock's projected earnings per share relative to consensus expectations; and (3) technical analysis of the stock's money flow, which is a measure of market support for a stock based on price and volume trends. Stocks which are included in the Fund must meet all three criteria. If any of these criteria are violated, the stock is promptly sold.

Our goal for the Fund is to consistently outperform the Russell 500 Index, leading to superior returns over time. We were pleased to achieve this goal for the year ending October 31, 1995. Since the inception of the Fund on February 7, 1994, the annualized total return for the Fund of 31.4% exceeded the Russell 2500 return of 11.9% for the same period.

FACTORS RELATING TO FISCAL 1995 PERFORMANCES

The Fund's strong performance throughout the year was achieved through the consistent application of the firm's disciplined approach by our experienced investment team. We utilize advanced technology, combined with effective team working and a streamlined decision making process, that enables us to act quickly on the information we gather from a variety of sources. Performance was fueled by the strong earnings growth dynamics present in the companies in which we are invested. For example, cumulative earnings are projected to increase 36.6% over the next twelve months for the companies in the Fund compared to 22.0% for the Russell 2500 and 16.1% for the S&P 500 (Source: Frank Russell Company).

Investments in a number of initial public offerings (IPO's) issued by companies that deliver products or services to growing markets and possess strong earnings dynamics also contributed to our outperformance. In addition, the prompt sale of holdings that violate our purchase criteria helped us to avoid major disappointments.

IN SUMMARY

Although the economic slowdown that began in the second quarter of 1995 will trim overall corporate profit growth during the coming year, we believe that the companies in which the Fund is invested possess outstanding potential for future earnings growth and price appreciation. With the Federal Reserve committed to prolonging the current economic expansion, and inflation not a problem, we expect that investors will continue to favor the type of growth stocks in which we seek to invest.


 Comparison of Change in the Value of a $100,000 Investment in the Advisors'
    Inner Circle Turner Small Cap Fund, versus the Frank Russell 2500 Index

                    --------------------------------------
                       Average Annual Total Return/(1)/
                    --------------------------------------
                      One Year       Since Inception/(2)/
                    --------------------------------------
                       47.52%              31.45%
                    --------------------------------------

                           [LINE GRAPH APPEARS HERE]

MD+A Section

     A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $100,000 in the Turner Small Cap Fund from February 28, 1994 through October 31, 1995 as compared with the growth of a $100,000 investment in the Frank Russell 2500 Index. The plot points used to draw the line graph were as follows:

Period Ended     Growth of $100,000 Invested     Growth of $100,000 Invested
                 in the Turner Small Cap Fund    in the Frank Russell 2500 Index


02/28/94         $100,000                        $100,000
10/31/94          106,855                          98,491
10/31/95          157,632                         119,528


/(1)/ These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
/(2)/ The Turner Small Cap Equity Fund commenced operations on February 7, 1994.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of Turner Growth Equity Fund and Turner Small Cap Fund of The Advisors' Inner Circle Fund:

We have audited the accompanying statements of net assets of Turner Growth Equity Fund and Turner Small Cap Fund (two of the funds constituting The Advisors' Inner Circle Fund) as of October 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Turner Growth Equity Fund and Turner Small Cap Fund of The Advisors' Inner Circle Fund as of October 31, 1995, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, PA
December 5, 1995

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                     Market
                                                                     Value
TURNER GROWTH EQUITY FUND                                    Shares  (000)
----------------------------------------------------------------------------
COMMON STOCK -- 98.7%
AIR TRANSPORTATION -- 0.9%
 Delta Air Lines                                             15,300 $  1,004
                                                                    --------
AIRCRAFT -- 1.2%
 Boeing                                                      22,080    1,449
                                                                    --------
APPAREL/TEXTILES --1.1%
 Tommy Hilfiger*                                             35,000    1,334
                                                                    --------
AUTO & TRUCK RELATED -- 1.7%
 Chrysler                                                    18,400      950
 General Motors                                              24,200    1,059
                                                                    --------
                                                                       2,009
                                                                    --------
BANKS -- 4.1%
 Ahmanson H F                                                27,988      700
 Chemical Bank                                               25,210    1,434
 First Bank System                                           21,500    1,070
 Nationsbank                                                 24,220    1,592
                                                                    --------
                                                                       4,796
                                                                    --------
BASIC CHEMICALS -- 1.7%
 Morton International                                        36,820    1,123
 Sigma Aldrich                                               18,070      858
                                                                    --------
                                                                       1,981
                                                                    --------
COMMUNICATIONS -- 9.8%
 Airtouch Communications*                                    43,570    1,242
 Ascend Communications*                                      37,440    2,434
 Cascade Communications*                                     18,260    1,301
 Glenayre Technologies*                                       8,980      577
 Tele-Communications, Cl A*                                  85,380    1,451
 Ultratech Stepper*                                          31,010    1,240
 Bellsouth                                                    8,870      679
 Comcast Special, Cl A                                       73,545    1,315
 HBO                                                         15,920    1,126
                                                                    --------
                                                                      11,365
                                                                    --------
COMPUTERS & SERVICES -- 16.4%
 America Online*                                             15,000    1,200
 Bay Networks*                                               37,500    2,485
 Cirrus Logic*                                               18,750      790
 Cisco Systems*                                              20,000    1,550
 Compaq Computer*                                            28,850    1,608
 Informix*                                                   30,270 $    882
 Intuit*                                                     13,840      996
 Medic Computer Systems*                                     13,080      697
 Microsoft*                                                  16,220    1,622
 Netscape Communications*                                    14,870    1,309
 Oracle*                                                     36,800    1,605
 UUNET Technologies*                                         14,940      908
 First Data                                                  20,900    1,382
 Hewlett Packard                                             13,870    1,285
 National Data                                               25,400      673
                                                                    --------
                                                                      18,992
                                                                    --------
CONCRETE & MINERAL PRODUCTS -- 1.0%
 Owens Corning Fiberglass*                                   27,620    1,170
                                                                    --------
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT --
  8.9%
 3COM*                                                       18,490      869
 Applied Materials*                                          43,640    2,188
 Atmel*                                                      18,880      590
 Komag*                                                      16,700      952
 LSI Logic*                                                  25,000    1,178
 Silicon Valley Group*                                       26,140      846
 Worldcom*                                                   39,460    1,287
 Intel                                                       23,000    1,607
 Micron Technology                                           10,390      734
                                                                    --------
                                                                      10,251
                                                                    --------
ENERGY & POWER -- 0.9%
 California Energy*                                          54,570      989
                                                                    --------
FINANCIAL SERVICES -- 3.5%
 Donaldson, Lufkin, & Jenrette*                              28,500      848
 Block H & R                                                 29,440    1,215
 First USA                                                   19,370      891
 Household International                                     19,510    1,097
                                                                    --------
                                                                       4,051
                                                                    --------
FOOD, BEVERAGE & TOBACCO -- 8.8%
 Chiquita Brands International                               56,390      916
 Coca Cola                                                   17,230    1,238
 Dole Food                                                   40,000    1,505
 Pepsico                                                     35,120    1,853
 Philip Morris                                               23,680    2,001
 Sara Lee                                                    50,000    1,469
 Seagram                                                     32,720    1,178
                                                                    --------
                                                                      10,160
                                                                    --------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                     Market
TURNER GROWTH EQUITY                                                 Value
FUND (Continued)                                             Shares  (000)
----------------------------------------------------------------------------

FOOTWEAR -- 1.3%
 Just For Feet*                                              27,050 $    639
 Nine West Group*                                            20,000      890
                                                                    --------
                                                                       1,529
                                                                    --------
GRAIN MILL PRODUCTS -- 1.0%
 Ralston Purina                                              19,460    1,155
                                                                    --------
HEALTHCARE -- 6.3%
 Amgen*                                                      18,130      870
 Boston Scientific*                                          22,290      939
 Columbia HCA Healthcare                                     28,340    1,392
 Johnson & Johnson                                           14,020    1,143
 Medtronic                                                   30,000    1,732
 Merck                                                       21,300    1,225
                                                                    --------
                                                                       7,301
                                                                    --------
INSURANCE -- 4.1%
 Phycor*                                                     16,665      612
 Aetna Life & Casualty                                       20,450    1,439
 The PMI Group                                               17,120      822
 United Healthcare                                           36,200    1,923
                                                                    --------
                                                                       4,796
                                                                    --------
LUMBER & WOOD PRODUCTS -- 1.0%
 Georgia-Pacific                                             13,410    1,106
                                                                    --------
MACHINERY -- 0.6%
 Smith International*                                        40,000      640
                                                                    --------
METAL & METAL INDUSTRIES -- 3.4%
 Engelhard                                                   68,680    1,709
 Phelps Dodge                                                18,090    1,146
 Reynolds Metals                                             20,480    1,032
                                                                    --------
                                                                       3,887
                                                                    --------
OIL & GAS -- 7.9%
 Apache                                                      65,510    1,671
 Exxon                                                       19,570    1,495
 Helmerich & Payne                                           25,000      647
 Mobil                                                       20,000    2,015
 Texaco                                                      30,000    2,043
 USX-Marathon Group                                          73,430    1,303
                                                                    --------
                                                                       9,174
                                                                    --------

PAPER & PAPER PRODUCTS -- 1.1%
 Kimberly Clark                                              17,446 $  1,267
                                                                    --------
RAILROADS -- 1.8%
 CSX                                                         14,470    1,211
 Union Pacific                                               14,020      917
                                                                    --------
                                                                       2,128
                                                                    --------
RECREATIONAL PRODUCTS & SERVICES -- 2.2%
 Mirage Resorts*                                             34,420    1,127
 Walt Disney                                                 24,950    1,438
                                                                    --------
                                                                       2,565
                                                                    --------
RETAIL -- 5.5%
 Corporate Express*                                          48,935    1,278
 Micro Warehouse*                                            24,440    1,088
 Officemax*                                                  50,000    1,238
 Petsmart*                                                   30,000    1,005
 Sunglass Hut International*                                 40,600    1,106
 Zale*                                                       40,530      598
                                                                    --------
                                                                       6,313
                                                                    --------
UTILITIES, ELECTRIC, & GAS -- 2.5%
 AES*                                                        46,950      927
 Southern                                                    56,070    1,339
 Ultramar                                                    26,640      649
                                                                    --------
                                                                       2,915
                                                                    --------
TOTAL COMMON STOCK
 (Cost $93,879,341)                                                  114,327
                                                                    --------
REPURCHASE AGREEMENTS -- 0.1%
 Lehman Brothers 5.560%, dated 10/31/95, matures 11/01/95,
  repurchase price $152,982 (collateralized by U.S. Treasury
  Note, par value $151,419, 7.500%, matures 01/31/97: market
  value $157,618)                                                        153
                                                                    --------
TOTAL REPURCHASE AGREEMENTS (Cost $152,982)                              153
                                                                    --------
TOTAL INVESTMENTS -- 98.8%
 (Cost $94,032,323)                                                  114,480
                                                                    --------
OTHER ASSETS AND LIABILITIES -- 1.2%
 Other Assets and Liabilities, Net                                     1,339
                                                                    --------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

TURNER GROWTH EQUITY FUND (Concluded)
------------------------------------------------------------------------------
NET ASSETS:
 Portfolio shares (unlimited authorization-- no par value)
  based on 7,735,310 outstanding shares of beneficial interest        $ 89,664
 Net investment loss                                                       (40)
 Accumulated net realized gain on investments                            5,747
 Net unrealized appreciation on investments                             20,448
                                                                      --------
TOTAL NET ASSETS: -- 100.0%                                           $115,819
                                                                      ========
 Net Asset Value, Offering Price and Redemption Price Per Share         $14.97
                                                                      ========

* Non-income producing security.
The accompanying notes are an integral part of the financial statements.

                                                                    Market
                                                                     Value
TURNER SMALL CAP FUND                                        Shares  (000)
---------------------------------------------------------------------------
COMMON STOCK -- 97.7%
AIR TRANSPORTATION -- 2.0%
 American West Airlines*                                      6,000 $    82
 Midwest Express Holdings*                                    7,034     176
                                                                    -------
                                                                        258
                                                                    -------
APPAREL/TEXTILES -- 1.4%
 Tommy Hilfiger*                                              3,210     122
 Westpoint Stevens*                                           2,630      56
                                                                    -------
                                                                        178
                                                                    -------
BANKS -- 1.2%
 TCF Financial                                                2,700     159
                                                                    -------
BASIC CHEMICALS -- 2.6%
 Applied Extrusion Technologies*                              9,600     148
 NL Industries*                                               6,490      84
 International Specialty Products                            12,790     110
                                                                    -------
                                                                        342
                                                                    -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.6%
 Clear Channel Communications*                                  920      75
                                                                    -------
COMMUNICATIONS -- 9.1%
 Apac Teleservices*                                           3,450 $    87
 Ascend Communications*                                       2,680     174
 Brightpoint*                                                 3,950      75
 Cascade Communications*                                      1,880     134
 Coherent Communications Systems*                             6,100     125
 Picturetel*                                                  2,300     152
 Premisys Communications*                                     2,000     179
 Transaction Network Services*                                4,000      92
 U.S. Order*                                                  3,240      49
 Ultratech Stepper*                                           3,050     122
                                                                    -------
                                                                      1,189
                                                                    -------
COMPUTERS & SERVICES -- 23.4%
 America Online*                                              1,770     142
 Arcsys*                                                      2,320      97
 Aspen Technology*                                            4,390     121
 Avid Technology*                                             4,300     188
 Checkfree*                                                  10,700     226
 Computervision*                                              2,600      31
 Dendrite International*                                      7,700     134
 Discreet Logic*                                              2,490     142
 HNC Software*                                                3,800      97
 Macro Media*                                                 4,340     161
 Maxis*                                                       1,600      71
 Medic Computer Sytems*                                       2,160     115
 Netcom On Line Communication Services*                       2,200     128
 Netscape Communications*                                     2,120     187
 Pure Software*                                               4,850     178
 Shiva*                                                       1,950     117
 Spyglass*                                                    2,300     114
 Tivoli Systems*                                              3,550     114
 Transaction Systems Architects*                              3,105      81
 UUNET Technologies*                                          3,957     242
 Verity*                                                      2,970     109
 Fair Isaac                                                   3,560      96
 National Data                                                6,127     162
                                                                    -------
                                                                      3,053
                                                                    -------
CONCRETE & MINERAL PRODUCTS -- 1.0%
 USG*                                                         4,400     128
                                                                    -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                     Market
TURNER SMALL CAP FUND                                                 Value
(Continued)                                                  Shares   (000)
----------------------------------------------------------------------------
CONSUMER PRODUCTS -- 2.2%
 Department 56*                                               1,380  $    63
 Guest Supply*                                                4,200       79
 Oakley*                                                      4,190      144
                                                                     -------
                                                                         286
                                                                     -------
ELECTRONIC AND OTHER ELECTRICAL
 EQUIPMENT -- 5.8%
 Burr-Brown*                                                  3,510      114
 Komag*                                                       1,390       79
 Oak Technology*                                              2,750      151
 Ontrak Systems*                                              2,870       56
 Sierra Semiconductor*                                        4,690       84
 Silicon Valley Group*                                        4,770      155
 Belden                                                       4,910      118
                                                                     -------
                                                                         757
                                                                     -------
FINANCIAL SERVICES -- 6.2%
 Credit Acceptance*                                           3,420       80
 Imperial Credit Industries*                                  5,400       78
 Jayhawk Acceptance*                                         12,050      144
 Litchfield Financial*                                        3,450       52
 Markel*                                                        920       69
 Stormedia*                                                   2,050       94
 WFS Financial*                                               5,950       99
 Mutual Risk Management                                       2,600       96
 The Money Store                                              2,463       99
                                                                     -------
                                                                         811
                                                                     -------
FOOD, BEVERAGE & TOBACCO -- 2.5%
 Redhook Ale Brewery*                                         3,315       98
 Robert Mondavi*                                              5,880      166
 Interstate Bakeries                                          3,110       66
                                                                     -------
                                                                         330
                                                                     -------
FOOTWEAR -- 1.4%
 Just For Feet*                                               3,345       79
 Nine West Group*                                             2,490      111
                                                                     -------
                                                                         190
                                                                     -------
HEALTHCARE -- 3.0%
 Amerisource Health*                                          2,550       69
 Idexx Laboratories*                                          2,700      110
 Ornda Health*                                                5,400       95
 Physician Sales & Services*                                  7,675      125
                                                                     -------
                                                                         399
                                                                     -------
HOUSEHOLD PRODUCTS -- 0.5%
 RPM                                                          3,520  $    68
                                                                     -------
INSURANCE -- 6.8%
 Compdent*                                                    5,550      173
 Phycor*                                                      3,600      132
 Total Renal Care Holdings*                                   4,634       94
 United Dental Care*                                          4,100      125
 CMAC Investment                                              2,710      129
 The PMI Group                                                2,600      125
 Vesta Insurance Group                                        2,675      108
                                                                     -------
                                                                         886
                                                                     -------
MACHINERY -- 2.7%
 C.P. Clare*                                                  4,650      120
 Plasma & Materials Technologies*                             5,700       66
 PRI Automation*                                              2,280       84
 Smith International*                                         5,100       82
                                                                     -------
                                                                         352
                                                                     -------
MEASURING DEVICES -- 2.2%
 Cognex*                                                      1,050       63
 Fore Systems*                                                2,300      122
 Veeco Instruments*                                           4,260      102
                                                                     -------
                                                                         287
                                                                     -------
MEDICAL PRODUCTS & SERVICES -- 2.7%
 Medisense*                                                   4,250       91
 Medpartners*                                                 2,000       56
 Nellcor*                                                     1,740      100
 Orthodontic Centers of America*                              3,250      104
                                                                     -------
                                                                         351
                                                                     -------
OIL & GAS -- 4.1%
 BJ Services*                                                 3,850       90
 Citation*                                                    9,040      169
 Energy Ventures*                                             6,000      114
 Falcon Drilling*                                             9,600      100
 Nabors Industries*                                           7,720       67
                                                                     -------
                                                                         540
                                                                     -------
PACKAGING -- 1.0%
 Sealed Air*                                                  5,020      132
                                                                     -------
PAPER & PAPER PRODUCTS -- 0.4%
 Boise Cascade                                                1,640       59
                                                                     -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                    Market
                                                                     Value
TURNER SMALL CAP FUND (Concluded)                            Shares  (000)
---------------------------------------------------------------------------
PROFESSIONAL SERVICES -- 5.6%
 ABR Information Services*                                   4,500  $   133
 Concord EFS*                                                3,165      109
 PMT Services*                                               4,240      114
 Quintiles Transnational*                                    2,500      161
 RTW*                                                        4,740      115
 Loewen Group                                                2,430       97
                                                                    -------
                                                                        729
                                                                    -------
RAILROADS -- 1.5%
 Wisconsin Central*                                          2,040      123
 Illinois Central                                            1,990       76
                                                                    -------
                                                                        199
                                                                    -------
RECREATIONAL PRODUCTS & SERVICES -- 0.5%
 Station Casinos*                                            4,700       61
                                                                    -------
RETAIL -- 7.3%
 Baby Superstore*                                            1,320       62
 Corporate Express*                                          5,120      134
 Eastbay*                                                    5,450      116
 Kenneth Cole Production*                                    1,510       62
 Officemax*                                                  5,385      133
 Petsmart*                                                   5,065      169
 Sunglass Hut International*                                 4,400      120
 U.S. Office Products*                                       5,410       93
 Zale*                                                       4,400       65
                                                                    -------
                                                                        954
                                                                    -------
TOTAL COMMON STOCK
 (Cost $9,769,556)                                                   12,773
                                                                    -------
REPURCHASE AGREEMENTS -- 6.9%
 Lehman Brothers 5.560%, dated 10/31/95, matures 11/01/95,
  repurchase price $894,718 (collateralized by U.S. Treasury
  Note, par value $885,575, 7.500%, matures 01/31/97: market
  value $921,828)                                                       895
                                                                    -------
TOTAL REPURCHASE AGREEMENTS (Cost $894,718)                             895
                                                                    -------

                                                                   Market
                                                                    Value
                                                                    (000)
---------------------------------------------------------------------------
TOTAL INVESTMENTS -- 104.6%
 (Cost $10,664,274                                                 $13,668
                                                                   -------
OTHER ASSETS AND LIABILITIES -- (4.6%)
 Payable for Securities Purchased                                     (688)
 Other Assets and Liabilities, Net                                      92
                                                                   -------
TOTAL OTHER ASSETS AND LIABILITIES                                    (596)
                                                                   =======
NET ASSETS:
 Portfolio shares (unlimited authorization--no par value) based on
  812,803 outstanding shares of beneficial interest                  9,154
 Net investment loss                                                    (8)
 Accumulated net realized gain on investments                          922
 Net unrealized appreciation on investments                          3,004
                                                                   -------
TOTAL NET ASSETS: -- 100.0%                                        $13,072
                                                                   =======
 Net Asset Value, Offering Price and Redemption Price Per Share    $ 16.08
                                                                   =======

* Non-income producing security.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND

For the year ended October 31, 1995

                                                          TURNER       TURNER
                                                       GROWTH EQUITY  SMALL CAP
                                                           FUND         FUND
                                                       ------------- -----------
                                                         11/01/94     11/01/94
                                                        TO 10/31/95  TO 10/31/95
                                                           (000)        (000)
--------------------------------------------------------------------------------
Investment Income:
 Dividend Income.....................................     $ 1,905      $   30
 Interest Income.....................................         155          17
--------------------------------------------------------------------------------
  Total Investment Income............................       2,060          47
--------------------------------------------------------------------------------
Expenses:
 Administrator Fees..................................         215          75
 Investment Advisory Fees............................         897          82
 Investment Advisory Fee Waiver......................         --          (82)
 Contributions by Adviser............................         --          (12)
 Custodian Fees......................................          14           6
 Transfer Agent Fees.................................          24          12
 Professional Fees...................................          49          15
 Trustee Fees........................................           6           2
 Registration Fees...................................          (5)          1
 Pricing Fees........................................           5         --
 Printing Expense....................................          16           1
 Amortization of Deferred Organizational Costs.......           3           2
 Insurance and Other Fees............................          10           1
 Directed Brokerage..................................        (109)        --
--------------------------------------------------------------------------------
  Total Expenses.....................................       1,125         103
--------------------------------------------------------------------------------
   Net Investment Income (Loss)......................         935         (56)
--------------------------------------------------------------------------------
 Net Realized Gain from Securities Sold..............      11,270       1,005
 Net Unrealized Appreciation of Investment
  Securities.........................................      11,773       2,573
--------------------------------------------------------------------------------
  Net Realized and Unrealized Gain on Investments....      23,043       3,578
--------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from
  Operations.........................................     $23,978      $3,522
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS              THE ADVISORS' INNER CIRCLE FUND

For the period ended October 31, 1995

                                         TURNER                  TURNER
                                      GROWTH EQUITY             SMALL CAP
                                          FUND                    FUND
                                 ----------------------- -----------------------
                                  11/01/94    11/01/93    11/01/94   02/07/94(2)
                                 TO 10/31/95 TO 10/31/94 TO 10/31/95 TO 10/31/94
                                    (000)       (000)       (000)       (000)
--------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income (Loss).   $    935    $    743     $   (56)    $   (8)
  Net Realized Gain (Loss) on
   Securities Sold.............     11,270      (5,082)      1,005        (27)
  Net Unrealized Appreciation
   of Investment Securities....     11,773       2,203       2,573        431
--------------------------------------------------------------------------------
   Net Increase (Decrease) in
    Net Assets Resulting from
    Operations.................     23,978      (2,136)      3,522        396
--------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income........     (1,022)       (704)        --         --
--------------------------------------------------------------------------------
   Total Distributions.........     (1,022)       (704)        --         --
--------------------------------------------------------------------------------
Capital Share Transactions:
  Shares Issued................     33,135      68,222       5,250      4,410
  Shares Issued in Lieu of Cash
   Distributions...............        909         625         --         --
  Shares Redeemed..............    (54,140)     (6,375)       (506)       --
--------------------------------------------------------------------------------
  Increase (Decrease) in Net
   Assets Derived from Capital
   Share Transactions..........    (20,096)     62,472       4,744      4,410
--------------------------------------------------------------------------------
   Total Increase in Net
    Assets.....................      2,860      59,632       8,266      4,806
--------------------------------------------------------------------------------
Net Assets:
  Beginning of Period..........    112,959      53,327       4,806        --
--------------------------------------------------------------------------------
  End of Period................   $115,819    $112,959     $13,072     $4,806
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares Issued and Redeemed:
  Shares Issued................      2,600       5,465         407        441
  Issued in Lieu of Cash
   Distributions...............         70          51         --         --
  Redeemed.....................     (3,998)       (517)        (35)       --
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
   Share Transactions..........     (1,328)      4,999         372        441
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(2) The Turner Small Cap Fund commenced operations on February 7, 1994.

    The accompanying notes are an integral part of the financial statements.

For the period ended October 31, 1995.

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

For a Share Outstanding Throughout the Period

            Net               Realized and                                                  Net                  Ratio
           Asset               Unrealized  Distributions                                  Assets      Ratio      of Net
           Value      Net       Gains or     from Net    Distributions Net Asset            End    of Expenses   Income
         Beginning Investment  Losses on    Investment   from Capital  Value End  Total  of Period to Average  to Average
         of Period   Income    Securities     Income         Gains     of Period Return    (000)   Net Assets  Net Assets
         --------- ---------- ------------ ------------- ------------- --------- ------- --------- ----------- ----------
-------------------------
TURNER GROWTH EQUITY FUND
-------------------------
1995      $12.46      0.10        2.52        (0.11)          --        $14.97   21.15%   115,819     0.94%+      0.78%+
1994      $13.12      0.10       (0.66)       (0.10)          --        $12.46   (4.28%)  112,959     0.95%       0.86%
1993      $10.40      0.09        2.72        (0.09)          --        $13.12   27.08%    53,327     1.00%       0.80%
1992(1)   $10.00      0.03        0.40        (0.03)          --        $10.40    6.95%*    7,781     1.44%*      0.73%*
---------------------
TURNER SMALL CAP FUND
---------------------
1995      $10.90     (0.06)       5.24           --           --        $16.08   47.52%    13,072     1.25%      (0.68%)
1994(2)   $10.00     (0.02)       0.92           --           --        $10.90   12.35%*    4,806     1.09%*     (0.27%)*

                      Ratio
                      of Net
          Ratio of    Income
          Expenses  (Loss) to
         to Average  Average
         Net Assets Net Assets Portfolio
         (Excluding (Excluding Turnover
          Waivers)   Waivers)    Rate
         ---------- ---------- ---------
-------------------------
TURNER GROWTH EQUITY FUND
-------------------------
1995       0.94%+     0.78%+    177.86%
1994       1.08%      0.73%     164.81%
1993       1.52%      0.28%      88.35%
1992(1)    2.55%*    (0.38%)*   205.00%
---------------------
TURNER SMALL CAP FUND
---------------------
1995       2.39%     (1.82%)    183.49%
1994(2)    4.32%*    (3.50%)*   173.92%

 *  Annualized
(1) The Turner Growth Equity Fund commenced operations on March 11, 1992.
(2) The Turner Small Cap Fund commenced operations on February 7, 1994.
 + Absent Turner Growth Equity Fund participation in a Directed Brokerage program, the Ratios of Expenses to Average Net Assets (with and without waivers) and Expenses to Net Income (with and without waivers) were 1.03% and .69%, respectively.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND

October 31, 1995
1. Organization:

THE ADVISORS' INNER CIRCLE FUND (the "'Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eleven portfolios. The financial statements included herein present those of the Turner Growth Equity Fund and the Turner Small Cap Fund (the "Funds"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

  Security Valuation -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

  Federal Income Taxes -- It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

  Security Transactions and Related Income --Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

  Net Asset Value Per Share -- The net asset value per share of each Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

  Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

  Other -- Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

  Distributions from net investment income are declared and paid to Shareholders on a quarterly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

  Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principals. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. Accordingly, the following permanent difference, primarily attributable to certain net operating losses which, for tax purposes, are not available to offset future income, has been reclassified to paid-in-capital.

                                                                           (000)
                                                                           -----
   Turner Small Cap Fund..................................................  $56

  This reclassification has no effect on net assets or net asset value per share.

NOTES TO FINANCIAL STATEMENTS (continued)        THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

3. Organization Costs and Transactions with Affiliates:

The Turner Growth Equity Fund and Turner Small Cap Fund incurred organization costs of approximately $17,000 and $19,000 respectively. These costs have been capitalized by the funds and are being amortized over sixty months commencing with operations. In the event of the initial shares of the fund redeemed by any holder thereof during the period that the fund is amortizing its organizational costs the redemption proceeds payable to the holder thereof by the fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $7,000 and $1,000, respectively, for organizational work performed by a law firm of which an officer of the fund is a partner.

Certain officers and trustees of the Trust are also officers of SEI Financial Management Company (the "Administrator") and/or SEI Financial Services Company (the "Distributor"). Such officers and trustees are paid no fees by the Trust for serving as officers and trustees of the Trust.

4. Administration, Shareholder Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement dated November 14, 1991, under which the Administrator provides management and administrative services for an annual rate of that Portfolio's proportionate share of .20% of the aggregate average daily net assets of the Portfolios up to $75 million and .15% of such assets in excess of $75 million. There is a minimum annual fee of $75,000 per Fund.

DST Systems, Inc., (the "Transfer Agent") serves as the transfer agent and dividend distributing agent for the Funds under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated November 14, 1991. The Distributor receives no fees for its distribution services under this agreement. However the Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on portfolio transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission ("SEC"). Accordingly, it is expected that portfolio transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary brokerage commissions. The Distributor returned a portion of these commissions to the Fund in order to reduce the expenses of the Growth Equity Fund.

5. Investment Advisory and Custodian Agreements:

The Trust and Turner Investment Partners, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated February 21, 1992 under which the Adviser receives an annual fee equal to .75% of the average daily net assets of the Growth Portfolio and 1.00% of the average daily net assets of the Small Cap Fund. The Adviser has voluntarily agreed for an indefinite period of time, to waive all or a portion of its fees (and to reimburse the Fund's expenses) in order to limit operating expenses to not more than 1.25% of the average daily net assets of the Small Cap Portfolio. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Fund.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1995, are as follows:

                                                            TURNER      TURNER
                                                         GROWTH EQUITY SMALL CAP
                                                             FUND        FUND
                                                             (000)       (000)
                                                         ------------- ---------
Purchases
 Government.............................................   $      0     $     0
 Other..................................................    208,628      19,308
Sales
 Government.............................................   $      0     $     0
 Other..................................................    230,975      14,885

At October 31, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for

NOTES TO FINANCIAL STATEMENTS (concluded)        THE ADVISORS' INNER CIRCLE FUND

October 31, 1995
securities held by the Fund at October 31, 1995, is as follows:

                                                            TURNER      TURNER
                                                         GROWTH EQUITY SMALL CAP
                                                             FUND        FUND
                                                             (000)       (000)
                                                         ------------- ---------
Aggregate gross unrealized appreciation.................    $22,022     $3,254
Aggregate gross unrealized depreciation.................     (1,574)      (250)
                                                            -------     ------
Net unrealized appreciation.............................    $20,448     $3,004
                                                            =======     ======

7. Capital Loss Carryforward

The Turner Growth Equity and Turner Small Cap Funds utilized their entire capital loss carryforward balances $5,523,115 and $26,470, respectively, to reduce realized gains incurred which otherwise would have been distributed.

                             NOTICE TO SHAREHOLDERS
                                       OF
                        THE ADVISORS' INNER CIRCLE FUND

                                   UNAUDITED
For the shareholders that do not have an October 31, 1994 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1994 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1994, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                                            (A)           (B)
                                         LONG TERM     ORDINARY         (C)
                                       CAPITAL GAIN     INCOME         TOTAL
                                       DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS
              PORTFOLIO                 (TAX BASIS)   (TAX BASIS)   (TAX BASIS)
--------------------------------------------------------------------------------
Turner Growth Equity Fund.............       0%          100%          100%
Turner Small Capitalization Fund......       0%            0%            0%
                                            (D)           (E)           (F)
                                        QUALIFYING    TAX EXEMPT      FOREIGN
              PORTFOLIO                DIVIDENDS (1)   INTEREST     TAX CREDIT
--------------------------------------------------------------------------------
Turner Growth Equity Fund.............      73%            0%            0%
Turner Small Capitalization Fund......      46%            0%            0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
  * Items (A) and (B) are based on a percentage of the portfolio's total distributions.
 ** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

                                                                    TUR-F-017-04

THE AIG MONEY MARKET FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS, OCTOBER 31, 1995

Dear Shareholder:

     In the first quarter of 1995, short term rates continued the then-seemingly inexorable climb begun in early 1994. Short term investors such as the AIG Money Market Fund (the "Fund") benefited from generally higher rates throughout the first and second quarter. The Federal Reserve Bank (FRB) signaled an end to continued monetary restraint in July 1995 when the Federal Open Market Committee
(FOMC) lowered the target Federal Funds rate 0.25% to 5.75%. The discount rate remained at 5.25% where it has persisted most of 1995. Announced in response to its satisfaction that benign inflation trends would continue, the FRB did not, however, suggest that the cut in reserve pressure was intended to bolster growth or avoid recession. In fact, the key factors supporting above-trend third quarter Gross Domestic Product growth appear largely if unevenly in place during the fourth quarter.

     Currently, bullish sentiment in the bond and money markets would appear to have priced in modest economic growth and a prospective containment of inflation, which many investors believe will allow the FRB to lower interest rates. This view is particularly prevalent among investors who anticipate significant fiscal restraint generated by the enactment of a credible and substantive Federal Budget Deficit Reduction package. Examination of the various legislative proposals, however, indicates a low probability of material restraint before 1998. As a result, the prevailing view suggests a reduction in the Fed Funds target remains possible, but not assured unless economic statistical releases continue mixed.

     At present, the Fund maintains a shorter Weighted Average Maturity (WAM) than the average fund as reported by IBC/Donoghue, primarily attributable to higher concentration in short term bank obligations and commercial paper as well as to the extension of competing funds beyond the AAAm parameters. Over the coming quarter, the Fund's investments are expected to at least maintain, but not substantively lengthen, its WAM unless prospective market yields warrant an extension strategy. As always, the Fund continues to review all market factors, concrete economic statistics and anecdotal market psychology, with focus on continuing to meet our shareholders' investment objectives.

Sincerely,

/s/ ROBERT L. ASH
-----------------
Robert L. Ash
Chairman

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND TRUSTEES OF AIG MONEY MARKET FUND OF
THE ADVISORS' INNER CIRCLE FUND:

     We have audited the accompanying statement of net assets of AIG Money Market Fund (one of the funds constituting The Advisors' Inner Circle Fund) as of October 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIG Money Market Fund of The Advisors' Inner Circle Fund as of October 31, 1995, the results of its operations, changes in its net assets, and financial highlights for the period presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, PA
December 5, 1995

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1995

--------------------------------------------------------------------------------

AIG MONEY MARKET FUND
---------------------------------------------------------

  Face
 Amount                                       Value
 (000)                                        (000)
-----------------------------------------------------
COMMERCIAL PAPER (61.5%)
-----------------------------------------------------
          Associates of North America
$  5,000  5.730%, 11/07/95                   $  4,995
  10,000  5.730%, 11/15/95                      9,978
          Bankers Trust, New York
  10,000  5.765%, 12/29/95                      9,908
          Bil North America
  12,375  5.822%, 01/23/96                     12,211
          Campbell Soup
  10,000  5.769%, 11/21/95                      9,968
          General Electric
   5,000  5.730%, 11/10/95                      4,993
  10,000  5.753%, 11/29/95                      9,956
          General Electric Capital
  10,000  5.740%, 11/10/95                      9,986
   5,000  5.746%, 12/27/95                      4,956
          Goldman Sachs
  15,000  5.762%, 11/21/95                     14,952
          Heinz (H.J.)
  10,000  5.752%, 12/01/95                      9,952
          Hertz
  10,000  5.757%, 11/13/95                      9,981
   6,000  5.757%, 11/22/95                      5,980
          Hitachi America
   7,000  5.739%, 11/03/95                      6,998
   7,200  5.745%, 11/09/95                      7,191
          J.P. Morgan
  15,000  5.737%, 11/06/95                     14,988
          Kellogg
   9,000  5.722%, 11/30/95                      8,959
          Merrill Lynch
  10,000  5.770%, 11/01/95                     10,000
   5,000  5.760%, 11/15/95                      4,989
          Morgan Stanley
  15,000  5.750%, 11/13/95                     14,971
          National Westminster Bancorp
  15,000  5.761%, 11/29/95                     14,933
          Northern States Power
  10,000  5.733%, 11/06/95                      9,992
          Pfizer
  10,000  5.758%, 11/03/95                      9,997
          Sara Lee
  10,000  5.800%, 11/06/95                      9,992

  Face
 Amount                                       Value
 (000)                                        (000)
-----------------------------------------------------
          State Street, Boston
$ 15,000  5.735%, 11/14/95                   $ 14,969
          USAA Capital
   6,000  5.746%, 12/28/95                      5,946
          Wal-Mart Stores
  15,000  5.736%, 11/03/95                     14,994
-----------------------------------------------------
          TOTAL COMMERCIAL PAPER
            (Cost $266,735,408)               266,735
-----------------------------------------------------
TIME DEPOSITS (25.1%)
-----------------------------------------------------
          Bank Austria AG
  20,000  5.875%, 11/01/95                     20,000
          Bank of Nova Scotia
  15,000  5.750%, 11/27/95                     15,000
          Dresdner Bank AG
  20,000  5.875%, 11/01/95                     20,000
          Fifth Third Bank
  20,000  5.875%, 11/01/95                     20,000
          Sun Trust Bank, Atlanta
  20,000  5.875%, 11/01/95                     20,000
          Svenska Handelsbanken
  14,060  5.938%, 11/01/95                     14,060
-----------------------------------------------------
          TOTAL TIME DEPOSIT
            (Cost $109,060,000)               109,060
-----------------------------------------------------
CERTIFICATES OF DEPOSIT (13.8%)
-----------------------------------------------------
          Abbey National
  10,000  5.800%, 01/31/96                     10,000
          Fuji Bank
  10,000  6.310%, 01/05/96                     10,000
          Industrial Bank of Japan
  10,000  5.900%, 11/20/95                     10,000
          Sanwa Bank
   5,000  6.100%, 11/13/95                      5,000
          Societe Generale
  15,000  5.740%, 11/28/95                     15,001
          Sumitomo Bank
  10,000  6.090%, 01/16/96                     10,000
-----------------------------------------------------
          TOTAL CERTIFICATES OF DEPOSIT
            (Cost $60,000,551)                 60,001
-----------------------------------------------------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1995

--------------------------------------------------------------------------------

AIG MONEY MARKET FUND (concluded)
---------------------------------------------------------

  Face
 Amount                                       Value
 (000)                                        (000)
-----------------------------------------------------
          TOTAL INVESTMENTS (100.4%)
            (Cost $435,795,959)              $435,796
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
-----------------------------------------------------
          OTHER ASSETS AND
            LIABILITIES, NET                   (1,657)
-----------------------------------------------------
          TOTAL OTHER ASSETS AND
            LIABILITIES                        (1,657)
-----------------------------------------------------
NET ASSETS:
          Portfolio shares of Class A
            (unlimited authorization -- no
            par value) based on 313,654,621
            outstanding shares of
            beneficial interest               313,654
          Portfolio shares of Class B
            (unlimited authorization -- no
            par value) based on 120,481,679
            outstanding shares of
            beneficial interest               120,482
          Accumulated net realized gain on
            investments                             3
-----------------------------------------------------
          TOTAL NET ASSETS: (100.0%)         $434,139
-----------------------------------------------------
          Net Asset Value, Offering &
            Redemption Price Per Share --
            Class A                             $1.00
          Net Asset Value, Offering &
            Redemption Price Per Share --
            Class B                             $1.00
-----------------------------------------------------

    The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND
For the Period Ending October 31, 1995

--------------------------------------------------------------------------------

                                                                                                    12/1/94 to
                                                                                                   10/31/95 (1)
                                     AIG MONEY MARKET FUND                                            (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                           $ 18,992
                                                                                                      -------
    Total Investment Income                                                                            18,992
                                                                                                      -------
EXPENSES:
  Investment Advisory Fees                                                                                792
  Waiver of Investment Advisory Fees                                                                     (244)
  Administrative Fees                                                                                     332
  Custodian Fees                                                                                           39
  Professional Fees                                                                                        65
  Transfer Agent Fees                                                                                      41
  Printing Fees                                                                                            20
  Directors' Fees                                                                                          18
  Registration and Filing Fees                                                                            161
  Distribution Fees (2)                                                                                   131
  Insurance and Other Fees                                                                                 11
  Amortization of Deferred Organizational Costs                                                            12
  Pricing Fees                                                                                              3
  Rating Fees                                                                                              15
                                                                                                      -------
      Total Expenses                                                                                    1,396
                                                                                                      -------
    Net Investment Income                                                                              17,596
                                                                                                      -------
NET REALIZED GAIN FROM SECURITIES SOLD                                                                      3
                                                                                                      -------
NET REALIZED GAIN ON INVESTMENTS                                                                            3
                                                                                                      -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $ 17,599
                                                                                                      =======

(1) The AIG Money Market Fund Commenced operations on December 1, 1994.
(2) Distribution Fees are incurred at the Class B level which commenced operations on February 16, 1995.

    The accompanying notes are an integral part of the financial statements

STATEMENT OF CHANGES IN NET ASSETS               THE ADVISORS' INNER CIRCLE FUND
For the Period Ending October 31, 1995

--------------------------------------------------------------------------------

                                                                                                 12/1/94 to
                                                                                                10/31/95 (2)
                                    AIG MONEY MARKET FUND                                          (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
  Net Investment Income                                                                         $     17,596
  Net Realized Gain on Securities                                                                          3
                                                                                                ------------
      Increase in Net Assets Resulting from Operations                                                17,599
                                                                                                ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income
    Class A                                                                                          (15,644)
    Class B                                                                                           (1,952)
                                                                                                ------------
  Total Distributions                                                                                (17,596)
                                                                                                ------------
SHARE TRANSACTIONS (AT $1.00 PER SHARE):
  Class A
    Shares Issued                                                                                 14,099,321
    Shares Issued in Lieu of Cash Distributions                                                       14,200
    Shares Redeemed                                                                              (13,799,867)
                                                                                                ------------
      Net Class A Share Transactions                                                                 313,654
                                                                                                ------------
  Class B
    Shares Issued                                                                                    178,792
    Shares Issued in Lieu of Cash Distributions                                                        1,516
    Shares Redeemed                                                                                  (59,826)
                                                                                                ------------
      Net Class B Share Transactions                                                                 120,482
                                                                                                ------------
Increase in Net Assets From Share Transactions                                                       434,136
                                                                                                ------------
Total Increase in Net Assets                                                                         434,139
                                                                                                ============
NET ASSETS:
  Beginning of Period                                                                                --
  End of Period                                                                                 $    434,139
                                                                                                ============

(2) The AIG Money Market Fund Class A and Class B commenced operations on December 1, 1994 and February 16, 1995 respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND
For the Period Ending October 31, 1995

--------------------------------------------------------------------------------
For a Share Outstanding Throughout the Year

                                                                                                                          Ratio
                                                                     Net                                   Ratio         of Net
        Net                                      Net               Assets                    Ratio      of Expenses   Income (Loss)
       Asset                  Distributions     Asset                End        Ratio        of Net     to Average     to Average
       Value        Net         from Net        Value                of      of Expenses     Income     Net Assets     Net Assets
     Beginning   Investment    Investment        End      Total    Period    to Average    to Average   (Excluding     (Excluding
     of Period     Income        Income       of Period   Return    (000)    Net Assets    Net Assets    Waivers)       Waivers)
     ---------   ----------   -------------   ---------   ------   -------   -----------   ----------   -----------   -------------
------------------
AIG MONEY MARKET
------------------
  CLASS A (1)
    1995   $1.00    0.05          (0.05)        $1.00      5.75%*  313,657      0.40%*        5.60%*       0.47%*          5.53%*
  CLASS B (1)
    1995   $1.00    0.04          (0.04)        $1.00      5.43%*  120,482      0.75%*        5.18%*       0.85%*          5.08%*

*  Annualized
(1) The AIG Money Market Fund Class A and Class B commenced operations on December 1, 1994 and February 16, 1995 respectively.

    The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
October 31, 1995

--------------------------------------------------------------------------------

1.  ORGANIZATION:

     THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eleven portfolios. The financial statements herein present those of the AIG Money Market Fund (the "Fund"). The Fund is registered to offer two classes of shares: Class A and Class B. The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held.

2.  SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Fund.

        Security Valuation -- Investment securities are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

        Federal Income Taxes -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

        Security Transactions and Related Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Cost used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

        Net Asset Value Per Share -- The net asset value per share of the Fund is calculated on each business day, by dividing the total value of assets, less liabilities, by the number of shares outstanding.

        Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

        Investment securities of the Fund are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

        Expenses -- Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to the portfolios on the basis of relative net asset value. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized gains and losses of the Fund are allocated to the respective classes on the basis of the relative net asset value each day.

NOTES TO FINANCIAL STATEMENTS (continued)        THE ADVISORS' INNER CIRCLE FUND
October 31, 1995

--------------------------------------------------------------------------------

        Distributions from net investment income are declared daily and paid to Shareholders monthly. Any net realized capital gains are distributed to Shareholders at least annually.

        Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principals. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

3.  ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

     The Fund incurred organization costs of $67,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. Organization costs include legal fees of approximately $21,000 for organizational work performed by a law firm of which an officer of the Fund is a partner.

     Certain officers and trustees of the Trust are also officers of SEI Financial Management Company (the "Administrator") and/or SEI Financial Services Company. Such officers and trustees are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

     The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services at an annual rate of .145% of the Fund's average daily net assets up to $100 million; .1125% of the Fund's average daily assets from $100 million up to and including $200 million; .07% of the Fund's average daily net assets from $200 million up to and including $450 million; and .05% of the Fund's average daily net assets over $450 million. The Fund is obligated to pay the Administrator a minimum annual fee of $100,000.

     The Trust and SEI Financial Services Company ("SFS" or "the Distributor") under which SFS acts as the distributor of the Fund's shares have entered into a Distribution Agreement. The distributor receives no fees for its distribution services under this agreement. The Fund has adopted a Distribution Plan ("the Plan") on behalf of the Class B shares pursuant to Rule 12b-1. The Plan provides for payment to the Distributor at an annual rate of .35% of the average daily net assets of the Class B shares.

     DST Systems, Inc., 811 Main Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

NOTES TO FINANCIAL STATEMENTS (concluded)        THE ADVISORS' INNER CIRCLE FUND
October 31, 1995

--------------------------------------------------------------------------------

5.  INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

     The Trust and AIG Capital Management Corp. (the "Advisor") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Advisor receives an annual fee equal to .25% of the Fund's average daily net assets. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit operating expenses to not more than
 .40% of the average daily net assets of Class A and not more than .75% of the average daily net assets of Class B. Fee waivers are voluntary and may be terminated at any time.

     CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold in the Fund.

6.  CONCENTRATION OF CREDIT RISK:

     The Fund invests primarily in high quality money market instruments. The Fund maintains a diversified portfolio which currently has a concentration of assets in the banking industry. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in the banking industry.

           ---------------------------------------------------------
            -------------------------------------------------------
              ----------------------------------------------------
    INVESTMENT ADVISOR:

    AIG CAPITAL MANAGEMENT CORP.
    70 PINE STREET
    NEW YORK, NY 10270

    DISTRIBUTOR:

    SEI FINANCIAL SERVICES COMPANY
    680 EAST SWEDESFORD ROAD
    WAYNE, PA 19087-1658

    For information call: 1-800-845-3885

    This information must be preceded or accompanied by a current prospectus.

    AIG-F-005-01
              ----------------------------------------------------
            -------------------------------------------------------
           ---------------------------------------------------------

           ---------------------------------------------------------
            -------------------------------------------------------
              ----------------------------------------------------
                                      AIG
                               MONEY MARKET FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 1995
                                   [AIG LOGO]
                                   ADVISED BY
                          AIG CAPITAL MANAGEMENT CORP.
              ----------------------------------------------------
            -------------------------------------------------------
           ---------------------------------------------------------

                             NOTICE TO SHAREHOLDERS
                                       OF
                        THE ADVISORS' INNER CIRCLE FUND
                                  (UNAUDITED)

  For the shareholders that do not have an October 31, 1995 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1995 taxable year end, please consult your tax adviser as to the pertinence of this notice.

  For the fiscal year ended October 31, 1995, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                                           (A)           (B)
                                        LONG TERM     ORDINARY         (C)
                                      CAPITAL GAIN     INCOME         TOTAL
                                      DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS
     PORTFOLIO                         (TAX BASIS)   (TAX BASIS)   (TAX BASIS)
     ---------                        ------------- ------------- -------------
AIG Money Market Fund................      0%           100%          100%
                                           (D)           (E)           (F)
                                       QUALIFYING    TAX EXEMPT      FOREIGN
     PORTFOLIO                        DIVIDENDS(1)    INTEREST     TAX CREDIT
     ---------                        ------------- ------------- -------------
AIG Money Market Fund................      0%            0%            0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
  * Items (A) and (B) are based on a percentage of the portfolio's total distributions.
 ** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.